UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	October 31, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Corporate Bond Fund

October 31, 2012

		Principal	Value
		Amount[o]	(U.S. $)
Commercial Mortgage-Backed Securities – 0.02%
#Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34	USD	295,000	$273,995
Total Commercial Mortgage-Backed Securities (cost $251,274)			273,995

Convertible Bonds – 1.46%
ϕArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		3,555,000	2,644,031
L-3 Communications Holdings 3.00% exercise price $92.17, expiration date 8/1/35		5,500,000	5,541,249
Linear Technology 3.00% exercise price $42.72, expiration date 5/1/27		1,575,000	1,641,938
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		2,607,000	2,590,706
MGM Resorts International 4.50% exercise price $18.58, expiration date 4/10/15		3,443,000	3,537,683
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15		3,172,000	3,138,298
PHH 4.00% exercise price $25.80, expiration date 9/1/14		1,817,000	1,999,836
Steel Dynamics 5.125% exercise price $17.32, expiration date 6/15/14		471,000	503,087
#WellPoint 144A 2.75% exercise price $75.57, expiration date 10/15/42		1,195,000	1,246,289
Total Convertible Bonds (cost $22,091,953)			22,843,117

Corporate Bonds – 86.10%
Banking – 9.42%
Abbey National Treasury Services 4.00% 4/27/16		9,875,000	10,368,868
AgriBank 9.125% 7/15/19		4,517,000	5,986,326
Banco do Brasil 3.875% 10/10/22		1,840,000	1,839,080
Bancolombia 5.125% 9/11/22		3,187,000	3,346,350
Bank of America 5.70% 1/24/22		6,090,000	7,258,842
BBVA U.S. Senior 4.664% 10/9/15		7,400,000	7,478,225
•Bear Stearns 4.00% 12/7/12	AUD	710,000	736,699
Capital One Capital V 10.25% 8/15/39	USD	3,685,000	3,813,975
City National 5.25% 9/15/20		3,025,000	3,339,769
#CoBank 144A 7.875% 4/16/18		2,060,000	2,574,096
•Fifth Third Capital Trust IV 6.50% 4/15/37		8,670,000	8,724,188
•#HBOS Capital Funding 144A 6.071% 6/29/49		9,300,000	7,695,750
JPMorgan Chase 6.00% 10/1/17		6,430,000	7,612,747
KeyBank 6.95% 2/1/28		4,700,000	5,777,705
KeyCorp 5.10% 3/24/21		2,310,000	2,738,542
Morgan Stanley 4.875% 11/1/22		7,025,000	7,115,749
•National City Bank 0.78% 6/7/17		2,030,000	1,975,338
PNC Bank 6.875% 4/1/18		3,051,000	3,870,303
PNC Funding 5.625% 2/1/17		25,000	29,074
•Regions Financing Trust II 6.625% 5/15/47		8,860,000	8,893,668
Santander Holdings USA 4.625% 4/19/16		1,900,000	1,987,833
•SunTrust Bank 0.721% 8/24/15		3,630,000	3,512,813
SVB Financial Group 5.375% 9/15/20		3,785,000	4,300,627
UBS 7.625% 8/17/22		10,235,000	11,056,716
US Bancorp 2.95% 7/15/22		3,465,000	3,582,152
•USB Capital IX 3.50% 10/29/49		5,707,000	5,129,908
•#USB Realty 144A 1.487% 12/22/49		400,000	338,380
Wachovia
•0.71% 10/15/16		2,730,000	2,658,261
5.60% 3/15/16		4,075,000	4,558,629
Wells Fargo 2.625% 12/15/16		1,085,000	1,147,280
Zions Bancorp
4.50% 3/27/17		2,400,000	2,513,590
5.50% 11/16/15		1,823,000	1,896,068
7.75% 9/23/14		3,646,000	4,018,986
			147,876,537

Basic Industry – 8.23%
Alcoa
5.40% 4/15/21	6,035,000	6,257,915
6.75% 7/15/18	227,000	262,366
#Anglo American Capital 144A
2.625% 9/27/17	5,200,000	5,217,394
4.125% 9/27/22	1,180,000	1,205,379
ArcelorMittal
*6.50% 2/25/22	6,710,000	6,603,230
10.10% 6/1/19	3,390,000	3,990,230
Barrick Gold 3.85% 4/1/22	4,845,000	5,175,705
Cabot
2.55% 1/15/18	8,835,000	9,099,944
3.70% 7/15/22	785,000	809,458
CF Industries
6.875% 5/1/18	9,165,000	11,267,708
7.125% 5/1/20	4,200,000	5,331,383
Domtar 4.40% 4/1/22	3,300,000	3,418,058
Dow Chemical 8.55% 5/15/19	5,795,000	7,869,042
Georgia-Pacific
8.00% 1/15/24	9,790,000	13,772,573
#144A 8.25% 5/1/16	450,000	481,669
Hexion 8.875% 2/1/18	1,595,000	1,618,925
International Paper
4.75% 2/15/22	5,260,000	6,000,634
6.00% 11/15/41	2,000,000	2,457,406
7.30% 11/15/39	1,000,000	1,393,813
Lubrizol
5.50% 10/1/14	2,105,000	2,297,595
8.875% 2/1/19	2,765,000	3,904,224
LyondellBasell Industries 5.75% 4/15/24	3,435,000	3,993,188
Rio Tinto Finance USA 2.875% 8/21/22	6,545,000	6,608,493
#Samarco Mineracao 144A 4.125% 11/1/22	3,864,000	3,869,062
#Taminco Global Chemical 144A 9.75% 3/31/20	2,310,000	2,517,900
Teck Resources
3.75% 2/1/23	3,755,000	3,812,087
5.40% 2/1/43	2,475,000	2,508,539
Vale Overseas 4.375% 1/11/22	6,940,000	7,421,983
		129,165,903
Brokerage – 2.72%
#Blackstone Holdings Finance 144A
4.75% 2/15/23	13,500,000	14,509,502
6.25% 8/15/42	2,025,000	2,227,328
E Trade Financial 12.50% 11/30/17	1,930,000	2,195,375
Jefferies Group
6.25% 1/15/36	645,000	651,450
6.45% 6/8/27	5,627,000	5,925,906
6.875% 4/15/21	3,395,000	3,726,013
Lazard Group 6.85% 6/15/17	8,495,000	9,642,521
#Nuveen Investments 144A 9.50% 10/15/20	3,765,000	3,812,063
		42,690,158
Capital Goods – 1.65%
#Cemex Finance 144A 9.375% 10/12/22	2,200,000	2,310,000
#Cemex SAB de CV 144A
•5.362% 9/30/15	3,245,000	3,171,988
9.50% 6/15/18	4,400,000	4,697,000
General Electric 2.70% 10/9/22	6,325,000	6,373,880
UR Merger Sub 10.25% 11/15/19	935,000	1,084,600
#URS 144A 5.00% 4/1/22	3,705,000	3,839,680
#Votorantim Cimentos 144A 7.25% 4/5/41	3,840,000	4,377,600
		25,854,748

Communications – 9.16%
American Tower 4.50% 1/15/18	7,645,000	8,475,683
Cablevision Systems
8.00% 4/15/20	2,220,000	2,503,050
8.625% 9/15/17	570,000	668,325
CenturyLink 5.80% 3/15/22	5,395,000	5,688,974
#Clearwire Communications 144A 12.00% 12/1/15	2,830,000	3,013,950
Comcast 4.65% 7/15/42	2,000,000	2,168,224
*Cricket Communications 7.75% 10/15/20	1,040,000	1,077,700
#Crown Castle Towers 144A 4.883% 8/15/20	7,360,000	8,424,278
#Deutsche Telekom International Finance 144A 4.875% 3/6/42	6,260,000	6,846,487
#Digicel Group 144A
8.25% 9/30/20	935,000	1,012,138
10.50% 4/15/18	775,000	864,125
DIRECTV Holdings
3.80% 3/15/22	11,805,000	12,324,100
5.15% 3/15/42	1,285,000	1,349,296
DISH DBS 5.875% 7/15/22	1,700,000	1,793,500
Intelsat Luxembourg 11.25% 2/4/17	1,980,000	2,086,425
#Nara Cable Funding 144A 8.875% 12/1/18	7,005,000	6,654,750
NBCUniversal Media 4.45% 1/15/43	6,305,000	6,541,519
#Oi 144A 5.75% 2/10/22	8,604,000	9,313,830
Qwest 6.75% 12/1/21	3,430,000	4,109,558
Qwest Communications International 7.125% 4/1/18	2,000,000	2,120,040
Sprint Capital 6.875% 11/15/28	990,000	1,017,225
#Sprint Nextel 144A 7.00% 3/1/20	2,540,000	2,952,750
#SK Telecom 144A 2.125% 5/1/18	4,660,000	4,662,046
#Telefonica Chile 144A 3.875% 10/12/22	6,230,000	6,204,737
Telefonica Emisiones
5.462% 2/16/21	4,070,000	4,146,313
6.421% 6/20/16	3,310,000	3,599,625
Time Warner Cable
5.85% 5/1/17	3,250,000	3,892,766
8.25% 4/1/19	4,481,000	6,066,472
#VimpelCom Holdings 144A 7.504% 3/1/22	2,940,000	3,182,550
Virgin Media Secured Finance 6.50% 1/15/18	10,595,000	11,548,550
#Vivendi 144A 6.625% 4/4/18	5,377,000	6,244,998
#Wind Acquisition Finance 144A
7.25% 2/15/18	940,000	921,200
11.75% 7/15/17	2,445,000	2,396,100
		143,871,284
Consumer Cyclical – 7.52%
Brinker International 5.75% 6/1/14	3,000,000	3,192,015
*Chrysler Group 8.25% 6/15/21	4,975,000	5,341,906
#Daimler Finance North America 144A 2.25% 7/31/19	6,075,000	6,089,665
Darden Restaurants 3.35% 11/1/22	9,480,000	9,510,819
Dollar General 4.125% 7/15/17	1,155,000	1,212,750
eBay 4.00% 7/15/42	7,365,000	7,416,702
*Ford Motor 7.45% 7/16/31	1,360,000	1,727,200
Ford Motor Credit
3.984% 6/15/16	850,000	901,666
4.207% 4/15/16	740,000	788,745
5.00% 5/15/18	12,350,000	13,653,468
Historic TW 6.875% 6/15/18	5,285,000	6,758,971
Host Hotels & Resorts
4.75% 3/1/23	3,825,000	4,073,625
5.25% 3/15/22	4,520,000	5,017,200
5.875% 6/15/19	2,055,000	2,270,775
#Hyundai Capital America 144A
2.125% 10/2/17	4,500,000	4,528,238
4.00% 6/8/17	5,630,000	6,092,499
Lowe's 3.12% 4/15/22	5,890,000	6,232,598

Macy's Retail Holdings
5.125% 1/15/42	3,655,000	4,156,371
7.875% 7/15/15	1,799,000	2,117,186
MGM Resorts International 11.375% 3/1/18	2,180,000	2,572,400
*Quiksilver 6.875% 4/15/15	1,105,000	1,064,944
#QVC 144A 5.125% 7/2/22	8,860,000	9,281,585
Ryland Group 8.40% 5/15/17	358,000	431,390
Walgreen 3.10% 9/15/22	11,770,000	12,009,931
Wyndham Worldwide 5.75% 2/1/18	1,460,000	1,635,191
		118,077,840
Consumer Non-Cyclical – 6.45%
Boston Scientific 6.00% 1/15/20	3,925,000	4,664,631
Constellation Brands 4.625% 3/1/23	2,050,000	2,098,688
Energizer Holdings 4.70% 5/24/22	10,200,000	10,962,471
*HCA Holdings 7.75% 5/15/21	1,155,000	1,250,288
#Heineken 144A 2.75% 4/1/23	8,835,000	8,946,215
Ingredion
1.80% 9/25/17	6,925,000	6,918,491
6.625% 4/15/37	7,760,000	9,772,928
#JBS USA Finance 144A 8.25% 2/1/20	2,500,000	2,593,750
#Korea Expressway 144A 1.875% 10/22/17	5,230,000	5,184,206
#Kraft Foods Group 144A 5.00% 6/4/42	7,025,000	8,238,133
Laboratory Corporation of America Holdings 2.20% 8/23/17	3,100,000	3,198,651
Mattel 5.45% 11/1/41	5,225,000	6,197,822
#Pernod-Ricard 144A
5.50% 1/15/42	6,721,000	8,145,193
5.75% 4/7/21	2,535,000	3,075,388
Reynolds American
3.25% 11/1/22	5,930,000	6,010,482
4.75% 11/1/42	4,210,000	4,305,929
*Safeway 4.75% 12/1/21	6,190,000	6,486,829
#Woolworths 144A
3.15% 4/12/16	1,775,000	1,855,088
4.55% 4/12/21	1,155,000	1,285,626
		101,190,809
Electric – 9.32%
Ameren Illinois 9.75% 11/15/18	7,971,000	11,083,045
#American Transmission Systems 144A 5.25% 1/15/22	2,110,000	2,450,079
#APT Pipelines 144A 3.875% 10/11/22	7,785,000	7,774,654
CenterPoint Energy 5.95% 2/1/17	5,155,000	6,026,473
CenterPoint Energy Houston Electric 3.55% 8/1/42	3,500,000	3,462,421
CMS Energy 5.05% 3/15/22	5,745,000	6,446,172
ComEd Financing III 6.35% 3/15/33	7,500,000	7,800,000
#Enel Finance International 144A 6.25% 9/15/17	5,200,000	5,799,409
Great Plains Energy 5.292% 6/15/22	5,295,000	6,081,747
•Integrys Energy Group 6.11% 12/1/66	10,384,000	10,913,003
Ipalco Enterprises 5.00% 5/1/18	2,450,000	2,590,956
LG&E & KU Energy
3.75% 11/15/20	2,645,000	2,745,164
4.375% 10/1/21	3,850,000	4,257,449
•NextEra Energy Capital Holdings
6.35% 10/1/66	4,825,000	5,118,920
6.65% 6/15/67	6,105,000	6,615,244
Pennsylvania Electric 5.20% 4/1/20	4,281,000	4,895,730
PPL Capital Funding
3.50% 12/1/22	4,230,000	4,352,636
4.20% 6/15/22	1,620,000	1,744,597
•6.70% 3/30/67	9,515,000	10,035,965
•Puget Sound Energy 6.974% 6/1/67	8,395,000	8,863,449
SCANA 4.125% 2/1/22	7,020,000	7,385,595
System Energy Resources 4.10% 4/1/23	8,610,000	8,747,665
•Wisconsin Energy 6.25% 5/15/67	10,359,000	11,120,997
		146,311,370

Energy – 7.05%
#CNOOC Finance 2012 144A 3.875% 5/2/22	5,580,000	6,002,663
#ENI 144A 4.15% 10/1/20	4,885,000	5,012,499
#Gazprom Neft 144A 4.375% 9/19/22	4,365,000	4,397,738
Laredo Petroleum 9.50% 2/15/19	2,825,000	3,220,500
Newfield Exploration 5.625% 7/1/24	3,900,000	4,173,000
Petrobras International Finance
3.875% 1/27/16	5,280,000	5,635,529
6.75% 1/27/41	4,470,000	5,737,768
Petrohawk Energy 7.25% 8/15/18	9,285,000	10,597,212
Petroleos Mexicanos
#144A 5.50% 6/27/44	7,286,000	7,959,955
5.50% 6/27/44	3,250,000	3,550,625
#PTT 144A 3.375% 10/25/22	3,900,000	3,857,338
Talisman Energy 5.50% 5/15/42	11,925,000	13,951,748
Transocean
3.80% 10/15/22	7,515,000	7,701,823
5.05% 12/15/16	10,410,000	11,670,006
Weatherford International
4.50% 4/15/22	5,140,000	5,482,463
5.95% 4/15/42	1,000,000	1,102,121
9.625% 3/1/19	2,920,000	3,873,292
#Woodside Finance 144A 8.75% 3/1/19	5,105,000	6,840,965
		110,767,245
Finance Companies – 3.71%
#Algeco Scotsman Global Finance 144A 8.50% 10/15/18	7,500,000	7,762,500
FTI Consulting 6.75% 10/1/20	975,000	1,043,250
General Electric Capital
#144A 3.80% 6/18/19	3,795,000	4,055,910
5.55% 5/4/20	4,065,000	4,843,208
6.00% 8/7/19	2,039,000	2,501,160
•6.25% 12/15/49	4,200,000	4,597,996
•7.125% 12/15/49	6,700,000	7,696,096
•#ILFC E-Capital Trust I 144A 4.52% 12/21/65	5,400,000	3,861,000
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	3,065,000	2,559,275
International Lease Finance 5.875% 4/1/19	1,625,000	1,729,681
#IPIC GMTN 144A 5.50% 3/1/22	5,429,000	6,284,068
PHH
7.375% 9/1/19	1,250,000	1,343,750
9.25% 3/1/16	2,810,000	3,259,600
#Temasek Financial I 144A 2.375% 1/23/23	6,750,000	6,686,354
		58,223,848
Insurance – 7.22%
Alleghany 4.95% 6/27/22	3,355,000	3,749,857
American International Group
5.85% 1/16/18	485,000	567,962
6.40% 12/15/20	5,500,000	6,765,589
•8.175% 5/15/58	2,675,000	3,350,438
8.25% 8/15/18	5,045,000	6,569,443
•Chubb 6.375% 3/29/67	6,606,000	7,200,540
#Highmark 144A
4.75% 5/15/21	1,685,000	1,724,008
6.125% 5/15/41	920,000	966,873
•ING Groep 5.775% 12/29/49	4,765,000	4,526,750
#ING US 144A 5.50% 7/15/22	4,565,000	4,972,175
#Liberty Mutual Group 144A
4.95% 5/1/22	4,370,000	4,781,422
6.50% 5/1/42	5,155,000	5,895,531
•7.00% 3/15/37	2,775,000	2,768,063
MetLife 3.048% 12/15/22	5,145,000	5,229,208
#MetLife Capital Trust X 144A 9.25% 4/8/38	6,730,000	9,388,349

#Metropolitan Life Global Funding I 144A 3.875% 4/11/22	3,075,000	3,398,090
Montpelier Re Holdings 4.70% 10/15/22	7,445,000	7,646,521
•Prudential Financial 5.875% 9/15/42	8,815,000	9,310,843
=t‡#Twin Reefs Pass Through Trust 144A 0.00% 12/29/49	3,100,000	0
UnitedHealth Group 3.95% 10/15/42	2,300,000	2,340,699
WellPoint
3.30% 1/15/23	7,295,000	7,562,172
4.65% 1/15/43	6,375,000	6,873,831
•XL Group 6.50% 12/29/49	3,820,000	3,562,150
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	3,870,000	4,179,600
		113,330,114
Natural Gas – 5.22%
AmeriGas Finance
6.75% 5/20/20	475,000	513,000
7.00% 5/20/22	470,000	512,888
El Paso Pipeline Partners Operating 6.50% 4/1/20	7,073,000	8,695,835
•Enbridge Energy Partners 8.05% 10/1/37	6,970,000	7,971,408
Energy Transfer Partners 9.70% 3/15/19	2,677,000	3,608,508
Enterprise Products Operating
•7.034% 1/15/68	6,900,000	7,891,951
9.75% 1/31/14	1,999,000	2,217,519
#GDF Suez 144A
1.625% 10/10/17	3,500,000	3,527,965
2.875% 10/10/22	5,555,000	5,590,102
Kinder Morgan Energy Partners
3.45% 2/15/23	3,080,000	3,237,151
6.375% 3/1/41	4,340,000	5,669,698
9.00% 2/1/19	2,805,000	3,801,462
#Pertamina Persero 144A 4.875% 5/3/22	6,000,000	6,540,000
Plains All American Pipeline 8.75% 5/1/19	1,985,000	2,695,289
#Texas Eastern Transmission 144A 2.80% 10/15/22	4,700,000	4,735,532
•TransCanada Pipelines 6.35% 5/15/67	9,152,000	9,844,714
Williams Partners 7.25% 2/1/17	3,987,000	4,908,364
		81,961,386
Real Estate – 3.05%
Alexandria Real Estate Equities 4.60% 4/1/22	5,140,000	5,575,070
Brandywine Operating Partnership 4.95% 4/15/18	2,850,000	3,128,696
DDR
4.625% 7/15/22	1,750,000	1,942,642
7.50% 4/1/17	2,500,000	3,019,465
7.875% 9/1/20	1,125,000	1,465,365
9.625% 3/15/16	1,415,000	1,756,650
Digital Realty Trust
5.25% 3/15/21	5,535,000	6,269,816
5.875% 2/1/20	1,680,000	1,957,502
Liberty Property 4.125% 6/15/22	2,950,000	3,141,939
Mack-Cali Realty 4.50% 4/18/22	4,040,000	4,356,667
National Retail Properties 3.80% 10/15/22	5,030,000	5,219,445
Realty Income 2.00% 1/31/18	3,235,000	3,266,577
#WEA Finance 144A
3.375% 10/3/22	4,035,000	4,097,583
4.625% 5/10/21	2,475,000	2,728,754
		47,926,171
Technology – 3.69%
CDW 12.535% 10/12/17	2,780,000	2,991,975
*First Data 11.25% 3/31/16	2,980,000	2,927,850
Fiserv 3.50% 10/1/22	3,755,000	3,828,812
GXS Worldwide 9.75% 6/15/15	1,610,000	1,672,388
Motorola Solutions 3.75% 5/15/22	9,635,000	10,042,214
National Semiconductor 6.60% 6/15/17	6,644,000	8,255,383
Oracle 2.50% 10/15/22	10,880,000	11,100,668
#Seagate Technology International 144A 10.00% 5/1/14	3,948,000	4,303,320

*Tech Data 3.75% 9/21/17		5,095,000	5,172,092
#Tencent Holdings 144A 3.375% 3/5/18		7,430,000	7,597,628
			57,892,330
Transportation – 1.69%
#ERAC USA Finance 144A
2.75% 3/15/17		7,635,000	7,990,202
3.30% 10/15/22		7,765,000	7,856,386
#Penske Truck Leasing 144A
3.375% 3/15/18		3,685,000	3,673,308
3.75% 5/11/17		4,675,000	4,778,360
4.875% 7/11/22		2,130,000	2,181,755
			26,480,011
Total Corporate Bonds (cost $1,266,437,982)			1,351,619,754

Municipal Bonds – 1.62%
Los Angeles, California Department of Water & Power Revenue Taxable Build America
Bond 6.574% 7/1/45		5,365,000	7,691,747
Metropolitan Transportation Authority, New York Taxable Build America Bond (Dedicated
Tax Fund) Series C-1 6.687% 11/15/40		4,500,000	5,945,130
San Francisco Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build
America Bond Series S3 6.907% 10/1/50		3,575,000	5,117,756
Triborough Bridge & Tunnel Authority, New York Revenue Taxable Build America Bond
Series A-2 5.45% 11/15/32		5,560,000	6,674,335
Total Municipal Bonds (cost $18,804,566)			25,428,968

ΔRegional Bonds – 0.50%
Australia – 0.26%
New South Wales Treasury
6.00% 4/1/19	AUD	2,329,000	2,778,628
6.00% 3/1/22	AUD	1,040,000	1,262,256
			4,040,884
Canada – 0.24%
Ontario Province 3.15% 6/2/22	CAD	3,595,000	3,725,125
			3,725,125
Total Regional Bonds (cost $7,494,764)			7,766,009

«Senior Secured Loans – 0.92%
Burlington Coat Factory Warehouse 5.75% 5/1/17	USD	1,608,495	1,624,330
Chrysler Group 6.00% 5/24/17		2,962,500	3,032,445
Essar Steel Algoma 8.75% 9/12/14		1,810,000	1,832,625
Immucor 5.75% 8/9/19		1,767,183	1,787,798
Kinetic Concepts Tranche B 7.00% 1/12/18		3,051,938	3,096,358
Nuveen Investments 8.25% 3/1/19		1,335,000	1,361,700
Zayo Group Tranche B 1st Lien 5.25% 7/2/19		1,735,000	1,745,410
Total Senior Secured Loans (cost $14,157,496)			14,480,666

ΔSovereign Bonds – 2.55%
Australia – 0.22%
Australian Government Inflation -Linked Bond 4.00% 8/20/15	AUD	1,853,000	3,508,481
			3,508,481
Colombia – 0.44%
Republic of Colombia 6.125% 1/18/41	USD	5,001,000	6,851,370
			6,851,370
Indonesia – 0.52%
Indonesia Government 11.00% 11/15/20	IDR	17,218,000,000	2,405,750
#Republic of Indonesia 144A 5.25% 1/17/42	USD	4,788,000	5,542,110
			7,947,860
Mexico – 0.32%
United Mexican 4.75% 3/8/44		4,530,000	5,039,625
			5,039,625
Philippines – 0.19%
Republic of Philippines 5.00% 1/13/37		2,490,000	2,972,438
			2,972,438

Republic of Korea – 0.24%
Korea Treasury Inflation-Linked Bond 2.75% 6/10/20	KRW	3,576,134,286	3,839,323
			3,839,323
Russia – 0.16%
Russian-Eurobond 7.50% 3/31/30	USD	1,991,750	2,526,137
			2,526,137
Sri Lanka – 0.11%
#Republic of Sri Lanka 144A 5.875% 7/25/22		1,630,000	1,793,000
			1,793,000
South Africa – 0.32%
Republic of South Africa
7.25% 1/15/20	ZAR	4,717,000	568,621
10.50% 12/21/26	ZAR	31,604,000	4,510,524
			5,079,145
United Kingdom – 0.03%
United Kingdom Treasury Gilt 4.00% 3/7/22	GBP	241,362	467,649
			467,649
Total Sovereign Bonds (cost $35,671,234)			40,025,028

Supranational Bank – 0.50%
Andina de Fomento 4.375% 6/15/22	USD	7,180,000	7,843,267
Total Supranational Bank (cost $7,747,723)			7,843,267

U.S. Treasury Obligations – 1.12%
U.S. Treasury Bond 3.00% 5/15/42		8,770,000	9,060,506
U.S. Treasury Notes
0.75% 10/31/17		955,000	956,791
1.625% 8/15/22		7,660,000	7,619,310
Total U.S. Treasury Obligations (cost $17,399,626)			17,636,607

		Number of
		Shares
Common Stock – 0.00%
Masco		251	3,788
†United Continental Holdings		40	768
Total Common Stock (cost $1,783)			4,556

Preferred Stock – 2.90%
Alabama Power 5.625%		118,065	3,014,199
Ally Financial
#144A 7.00%		4,000	3,854,750
∏•8.50%		80,000	2,004,000
BB&T
5.85%		288,000	7,128,000
*5.85%		101,525	2,663,001
DTE Energy 5.25%		305,000	7,771,400
•GMAC Capital Trust I 8.25%		50,000	1,307,000
JPMorgan Chase 5.50%		75,000	1,882,500
*•PNC Financial Services Group
6.125%		105,000	2,940,000
8.25%		3,112,000	3,238,671
Regency Centers 6.625%		22,363	603,801
Regions Financial 6.375%		67,000	1,664,950
•U.S. Bancorp
*6.00%		45,000	1,291,500
6.50%		44,000	1,301,080
*Wells Fargo 5.20%		190,000	4,862,100
Total Preferred Stock (cost $43,615,381)			45,526,952

		Number of
		Contracts
Options Purchased – 0.04%
Put Swaptions – 0.04%
10 yr IRS, strike rate 4.00%, expiration date 5/23/17 (GSC)		19,100,000	667,707
30 yr IRS, strike rate 3.38%, expiration date 2/28/13 (BAML)		33,100,000	7,871
Total Options Purchased (cost $1,155,990)			675,578

		Principal
		Amount[o]
Short-Term Investments – 1.48%
≠Discount Note – 0.04%
Federal Home Loan Bank 0.095% 11/28/12	USD	582,076	582,046
			582,046
Repurchase Agreements – 1.05%
Bank of America 0.24%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price $6,412,929
(collateralized by U.S. government obligations 0.00%-1.25%
1/10/13-8/31/16; market value $6,451,144)		6,412,886	6,412,886
BNP Paribas 0.28%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price $10,137,193
(collateralized by U.S. government obligations 0.00-2.00%
1/24/13-4/15/16; market value $10,339,856)		10,137,114	10,137,114
			16,550,000
≠U.S. Treasury Obligation – 0.39%
U.S. Treasury Bill 0.050% 11/15/12		6,186,757	6,186,621
			6,186,621
Total Short-Term Investments (cost $23,318,554)			23,318,667

Total Value of Securities Before Securities Lending Collateral – 99.21%
(cost $1,458,148,326)			1,557,443,164

		Number of
		Shares
**Securities Lending Collateral – 0.01%
Investment Companies
Delaware Investments Collateral Fund No. 1		147,059	147,059
@†Mellon GSL Reinvestment Trust II		230,639	0
Total Securities Lending Collateral (cost $377,698)			147,059

Total Value of Securities – 99.22%
(cost $1,458,526,024)			1,557,590,223	©
**Obligation to Return Securities Lending Collateral – (0.02%)			(377,698)
«Receivables Net of Liabilities and Other Assets– 0.80%			12,587,357
Net Assets Applicable to 244,960,833 Shares Outstanding – 100.00%			$1,569,799,882

°Principal amount shown is stated in the currency in which each security is denominated.

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2012, the aggregate value of Rule 144A securities was $391,682,171, which represented 24.95% of the Fund’s net assets. See Note 5 in "Notes."

ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2012.
•Variable rate security. The rate shown is the rate as of October 31, 2012. Interest rates reset periodically.
*Fully or partially on loan.

=Security is being fair valued in accordance with the Fund's fair valuation policy. At October 31, 2012, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund's net assets. See Note 1 in "Notes."

tPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

‡Non income producing security. Security is currently in default.
ΔSecurities have been classified by country of origin.

«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2012.

†Non-income producing security.

∏Restricted security. This investment is in a security not registered under the Securities Act of 1933, as amended, and has certain restrictions on resale which may limit its liquidity. At October 31, 2012, the aggregate value of the restricted security was $2,004,000, which represents 0.13% of the Fund’s net assets.

≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in “Notes” for additional information on securities lending collateral.
@Illiquid security. At October 31, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 5 in “Notes.”
©Includes $365,040 of securities loaned.
«Includes $505,000 cash collateral for futures contracts and foreign currency valued at $2,938,958 with a cost of $2,915,156.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BAML	EUR	(1,550,563)	USD	2,006,195	12/14/12	$(3,915)
BAML	ZAR	(15,894,495)	USD	1,816,451	12/14/12	(4,587)
GSC	GBP	190,846	USD	(306,133)	12/14/12	1,792
HSBC	EUR	(684,925)	USD	844,341	12/14/12	(3,579)
HSBC	RUB	183,397,500	USD	(5,794,550)	12/14/12	4,476
						$(5,813)

Futures Contracts

				Unrealized
Contracts	Notional	Notional		Appreciation
to Buy (Sell)	Cost (Proceeds)	Value	Expiration Date	(Depreciation)
(1,360,000) U.S. Treasury 10 yr Note	$(180,674,789)	$(180,922,500)	12/20/12	$(247,711)
506 U.S. Treasury Long Bond	75,921,196	75,552,125	1/1/13	(369,071)
	$(104,753,593)			$(616,782)

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
BAML	Financials 18.1 5 yr CDS	EUR	9,980,000	5.00%	12/20/17	$(278,060)
	ITRAXX Europe Subordinate
BCLY	Financials 18.1 5 yr CDS		2,500,000	5.00%	12/20/17	(66,568)
	ITRAXX Europe Subordinate
JPMC	Financials 18.1 5 yr CDS		1,300,000	5.00%	12/20/17	(34,615)
MSC	People’s Republic of China 5 yr CDS	USD	4,414,000	1.00%	12/20/16	(270,904)
						$(650,147)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CAD – Canadian Dollar
CDS – Credit Default Swap
EUR – European Monetary Unit
GBP – British Pound Sterling
GSC – Goldman Sachs Capital
HSBC – Hong Kong Shanghai Bank
IDR – Indonesian Rupiah
IRS – Interest Rate Swaption
JPMC – JPMorgan Chase Bank
KRW – South Korean Won
MSC – Morgan Stanley Capital
RUB – Russian Ruble
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds - Delaware Corporate Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on returns for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on October 31, 2012.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$1,459,072,589
Aggregate unrealized appreciation	$105,792,508
Aggregate unrealized depreciation	(7,274,874)
Net unrealized appreciation	$98,517,634

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Security	$-	$273,995	$-	$273,995
Corporate Debt	-	1,388,943,537	-	1,388,943,537
Foreign Debt	-	55,634,304	-	55,634,304
Municipal Bonds	-	25,428,968	-	25,428,968
Common Stock	4,556	-	-	4,556
Preferred Stock	38,433,531	7,093,421	-	45,526,952
Option Purchased	-	-	675,578	675,578
U.S. Treasury Obligations		17,636,607	-	17,636,607
Short-Term Investments	-	23,318,667	-	23,318,667
Securities Lending Collateral	-	147,059	-	147,059
Total	$38,438,087	$1,518,476,558	$675,578	$1,557,590,223

Foreign Currency Exchange Contracts	$-	$(5,813)	$-	$(5,813)
Futures Contracts	(616,782)	-	-	(616,782)
Swap Contracts	-	(650,147)	-	(650,147)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning or end of the period in relation to net assets.

During the period ended October 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined that additional disclosure is not required under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund's net assets at the end of the period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts – During the year ended October 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Swap Contracts – The Fund enters into inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund uses inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund enters into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No Inflation swap contracts were outstanding at October 31, 2012.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period October 31, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund has posted $2,300,000 in cash and $280,000 in securities as collateral for certain open derivatives.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall.

At October 31, 2012, the value of securities on loan was $365,040, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2012, the value of invested collateral was $147,059. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral."

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to October 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Extended Duration Bond Fund

October 31, 2012

		Principal	Value
		Amount[o]	(U.S. $)
Commercial Mortgage-Backed Securities – 0.01%
Merrill Lynch Mortgage Trust
#Series 2002-MW1 J 144A 5.695% 7/12/34	USD	110,000	$102,168
Series 2005-CIP1 A2 4.96% 7/12/38		14,044	14,336
Total Commercial Mortgage-Backed Securities (cost $99,862)			116,504

Convertible Bonds – 1.33%
ΦArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		2,472,000	1,838,550
L-3 Communications Holdings 3.00% exercise price $92.17, expiration date 8/1/35		3,445,000	3,470,837
Linear Technology 3.00% exercise price $42.72, expiration date 5/1/27		825,000	860,063
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		1,180,000	1,172,625
MGM Resorts International 4.50% exercise price $18.58, expiration date 4/10/15		2,043,000	2,099,183
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15		806,000	797,436
PHH 4.00% exercise price $25.80, expiration date 9/1/14		1,183,000	1,302,039
Steel Dynamics 5.125% exercise price $17.32, expiration date 6/15/14		277,000	295,871
#WellPoint 144A 2.75% exercise price $75.57, expiration date 10/15/42		728,000	759,246
Total Convertible Bonds (cost $12,058,876)			12,595,850

Corporate Bonds – 82.85%
Banking – 6.86%
Abbey National Treasury Services 4.00% 4/27/16		7,800,000	8,190,094
AgriBank 9.125% 7/15/19		1,210,000	1,603,598
Bancolombia 5.125% 9/11/22		1,877,000	1,970,850
Bank of America 5.70% 1/24/22		3,330,000	3,969,120
•Bear Stearns 4.00% 12/7/12	AUD	1,410,000	1,463,022
Capital One Capital V 10.25% 8/15/39	USD	3,080,000	3,187,800
City National 5.25% 9/15/20		1,155,000	1,275,185
#CoBank 144A 7.875% 4/16/18		935,000	1,168,340
•Fifth Third Capital Trust IV 6.50% 4/15/37		3,515,000	3,536,969
•#HBOS Capital Funding 144A 6.071% 6/29/49		5,380,000	4,451,950
KeyBank 6.95% 2/1/28		2,467,000	3,032,681
Morgan Stanley 4.875% 11/1/22		4,230,000	4,284,643
•#PNC Preferred Funding Trust II 144A 1.611% 3/31/49		3,900,000	3,354,000
•Regions Financing Trust II 6.625% 5/15/47		5,040,000	5,059,152
Santander Holdings USA 4.625% 4/19/16		875,000	915,450
SVB Financial Group 5.375% 9/15/20		1,705,000	1,937,270
UBS 7.625% 8/17/22		5,930,000	6,406,090
•USB Capital IX 3.50% 10/29/49		2,990,000	2,687,651
•#USB Realty 144A 1.487% 12/22/49		400,000	338,380
Wachovia Bank 6.60% 1/15/38		2,910,000	4,139,862
Zions Bancorp
5.50% 11/16/15		900,000	936,073
7.75% 9/23/14		750,000	826,725
			64,734,905
Basic Industry – 6.94%
Alcoa 5.40% 4/15/21		1,670,000	1,731,685
#Anglo American Capital 144A 4.125% 9/27/22		2,000,000	2,043,016
ArcelorMittal
6.50% 2/25/22		2,050,000	2,017,380
7.25% 10/15/39		4,880,000	4,543,763
Barrick Gold 5.25% 4/1/42		3,560,000	4,025,043
Cabot 3.70% 7/15/22		2,365,000	2,438,686

CF Industries
6.875% 5/1/18	2,130,000	2,618,682
7.125% 5/1/20	2,630,000	3,338,462
Dow Chemical
5.25% 11/15/41	2,440,000	2,801,703
8.55% 5/15/19	1,375,000	1,867,115
Georgia-Pacific
8.00% 1/15/24	6,280,000	8,834,705
#144A 8.25% 5/1/16	185,000	198,019
Hexion 8.875% 2/1/18	705,000	715,575
International Paper
6.00% 11/15/41	6,130,000	7,531,950
7.30% 11/15/39	1,000,000	1,393,813
9.375% 5/15/19	1,185,000	1,633,124
Kinross Gold 6.875% 9/1/41	2,235,000	2,281,756
LyondellBasell Industries 5.75% 4/15/24	2,040,000	2,371,500
Rio Tinto Finance USA 2.875% 8/21/22	3,595,000	3,629,875
#Samarco Mineracao 144A 4.125% 11/1/22	2,317,000	2,320,035
Teck Resources
3.75% 2/1/23	2,100,000	2,131,926
5.40% 2/1/43	2,265,000	2,295,693
Vale Overseas 4.375% 1/11/22	2,540,000	2,716,403
		65,479,909
Brokerage – 2.37%
#Blackstone Holdings Finance 144A
4.75% 2/15/23	4,375,000	4,702,153
6.25% 8/15/42	4,470,000	4,916,619
E Trade Financial 12.50% 11/30/17	1,065,000	1,211,438
Jefferies Group
6.25% 1/15/36	680,000	686,800
6.45% 6/8/27	2,640,000	2,780,237
6.875% 4/15/21	2,025,000	2,222,438
Lazard Group 6.85% 6/15/17	3,271,000	3,712,853
#Nuveen Investments 144A 9.50% 10/15/20	2,165,000	2,192,063
		22,424,601
Capital Goods – 2.10%
#ADT 144A 4.875% 7/15/42	2,925,000	3,134,067
Ball
7.125% 9/1/16	188,000	203,040
7.375% 9/1/19	282,000	316,545
#Cemex Finance 144A 9.375% 10/12/22	1,540,000	1,617,000
#Cemex SAB de CV 144A
•5.362% 9/30/15	1,885,000	1,842,588
9.50% 6/15/18	2,500,000	2,668,750
General Electric 2.70% 10/9/22	1,995,000	2,010,417
UR Merger Sub 10.25% 11/15/19	820,000	951,200
#URS 144A 5.00% 4/1/22	2,320,000	2,404,334
#Votorantim Cimentos 144A 7.25% 4/5/41	2,900,000	3,306,001
Waste Management 7.10% 8/1/26	1,025,000	1,389,509
		19,843,451
Communications – 9.41%
America Movil SAB de CV 4.375% 7/16/42	6,000,000	6,292,314
American Tower 5.90% 11/1/21	2,000,000	2,399,726
Cablevision Systems 8.00% 4/15/20	1,955,000	2,204,263
#CC Holdings 144A 7.75% 5/1/17	235,000	251,450
CenturyLink 7.65% 3/15/42	4,150,000	4,258,377
#Clearwire Communications 144A 12.00% 12/1/15	1,790,000	1,908,350
Comcast 4.65% 7/15/42	3,395,000	3,680,560
Cricket Communications 7.75% 10/15/20	735,000	761,644
Crown Castle International 9.00% 1/15/15	660,000	709,500
#Crown Castle Towers 144A 4.883% 8/15/20	2,000,000	2,289,206
Deutsche Telekom International Finance
#144A 4.875% 3/6/42	5,000,000	5,468,440
8.75% 6/15/30	1,335,000	2,065,794

#Digicel Group 144A
8.25% 9/30/20	545,000	589,963
10.50% 4/15/18	520,000	579,800
DIRECTV Holdings 5.15% 3/15/42	5,945,000	6,242,464
DISH DBS
5.875% 7/15/22	600,000	633,000
7.875% 9/1/19	380,000	447,450
Intelsat Luxembourg 11.25% 2/4/17	1,180,000	1,243,425
#Nara Cable Funding 144A 8.875% 12/1/18	4,045,000	3,842,750
NBCUniversal Media 4.45% 1/15/43	6,665,000	6,915,023
#Oi 144A 5.75% 2/10/22	3,485,000	3,772,513
Qwest 6.875% 9/15/33	3,510,000	3,545,100
Qwest Communications International 7.125% 4/1/18	700,000	742,014
#SK Telecom 144A 2.125% 5/1/18	2,805,000	2,806,231
Sprint Capital 6.875% 11/15/28	1,460,000	1,500,150
#Sprint Nextel 144A 7.00% 3/1/20	960,000	1,116,000
#Telefonica Chile 144A 3.875% 10/12/22	3,775,000	3,759,692
Telefonica Emisiones
5.134% 4/27/20	1,000,000	1,010,000
5.462% 2/16/21	4,095,000	4,171,781
Time Warner Cable 4.50% 9/15/42	4,850,000	5,004,235
#VimpelCom Holdings 144A 7.504% 3/1/22	1,520,000	1,645,400
Virgin Media Secured Finance 6.50% 1/15/18	4,725,000	5,150,250
#Wind Acquisition Finance 144A
7.25% 2/15/18	530,000	519,400
11.75% 7/15/17	1,340,000	1,313,200
		88,839,465
Consumer Cyclical – 6.39%
*Chrysler Group 8.25% 6/15/21	2,825,000	3,033,344
eBay 4.00% 7/15/42	8,325,000	8,383,442
Ford Motor 7.45% 7/16/31	1,125,000	1,428,750
Ford Motor Credit 5.00% 5/15/18	2,010,000	2,222,143
Harrah's Operating 11.25% 6/1/17	335,000	364,313
Host Hotels & Resorts
4.75% 3/1/23	1,075,000	1,144,875
5.875% 6/15/19	1,130,000	1,248,650
*Lowe's 4.65% 4/15/42	7,610,000	8,610,578
Macy's Retail Holdings
5.125% 1/15/42	4,140,000	4,707,900
7.875% 7/15/15	150,000	176,530
MGM Resorts International
10.375% 5/15/14	90,000	101,588
11.125% 11/15/17	110,000	121,825
11.375% 3/1/18	1,580,000	1,864,400
13.00% 11/15/13	175,000	196,000
Quiksilver 6.875% 4/15/15	1,000,000	963,750
#QVC 144A 5.125% 7/2/22	5,105,000	5,347,911
Ryland Group 8.40% 5/15/17	495,000	596,475
Target 4.00% 7/1/42	7,175,000	7,615,222
Walgreen 4.40% 9/15/42	8,525,000	8,934,029
Wyndham Worldwide 5.625% 3/1/21	2,880,000	3,218,933
		60,280,658
Consumer Non-Cyclical – 10.18%
Amgen 5.375% 5/15/43	5,640,000	6,798,828
Celgene 5.70% 10/15/40	4,895,000	5,772,326
Constellation Brands 4.625% 3/1/23	1,175,000	1,202,906
Ingredion 6.625% 4/15/37	5,325,000	6,706,294
Delhaize Group 5.70% 10/1/40	1,895,000	1,791,669
Energizer Holdings 4.70% 5/24/22	4,000,000	4,299,008
*HCA Holdings 7.75% 5/15/21	570,000	617,025
#Heineken 144A 4.00% 10/1/42	7,865,000	7,990,455

Koninklijke Philips Electronics 5.00% 3/15/42	1,900,000	2,215,862
#Kraft Foods Group 144A 5.00% 6/4/42	6,325,000	7,417,252
Kroger 5.00% 4/15/42	6,450,000	7,240,660
Mattel 5.45% 11/1/41	4,440,000	5,266,666
Molson Coors Brewing 5.00% 5/1/42	5,855,000	6,764,018
#Pernod-Ricard 144A 5.50% 1/15/42	8,024,000	9,724,303
Quest Diagnostics 5.75% 1/30/40	4,875,000	5,775,071
Reynolds American 4.75% 11/1/42	9,500,000	9,716,468
#SABMiller Holdings 144A 4.95% 1/15/42	2,575,000	3,094,985
Safeway 4.75% 12/1/21	3,505,000	3,673,075
		96,066,871
Electric – 9.83%
AES 8.00% 6/1/20	325,000	377,000
Ameren Illinois 9.75% 11/15/18	2,180,000	3,031,118
#APT Pipelines 144A 3.875% 10/11/22	4,770,000	4,763,661
CenterPoint Energy Houston Electric 3.55% 8/1/42	7,580,000	7,498,613
CMS Energy 5.05% 3/15/22	3,600,000	4,039,376
ComEd Financing III 6.35% 3/15/33	4,800,000	4,992,000
Commonwealth Edison 3.80% 10/1/42	3,345,000	3,442,570
#Enel Finance International 144A 6.00% 10/7/39	4,800,000	4,664,875
Great Plains Energy 5.292% 6/15/22	3,140,000	3,606,551
•Integrys Energy Group 6.11% 12/1/66	5,110,000	5,370,324
Ipalco Enterprises 5.00% 5/1/18	830,000	877,752
LG&E & KU Energy 3.75% 11/15/20	525,000	544,881
•NextEra Energy Capital Holdings
6.35% 10/1/66	4,362,000	4,627,716
6.65% 6/15/67	1,045,000	1,132,339
Oncor Electric Delivery 4.55% 12/1/41	5,500,000	5,635,339
#Perusahaan Listrik Negara 144A 5.25% 10/24/42	3,490,000	3,581,438
PPL Capital Funding
3.50% 12/1/22	7,230,000	7,439,611
4.20% 6/15/22	930,000	1,001,528
•6.70% 3/30/67	4,780,000	5,041,715
Puget Sound Energy
4.434% 11/15/41	4,870,000	5,513,079
•6.974% 6/1/67	2,495,000	2,634,224
SCANA 4.125% 2/1/22	2,250,000	2,367,178
System Energy Resources 4.10% 4/1/23	4,915,000	4,993,586
•Wisconsin Energy 6.25% 5/15/67	5,245,000	5,630,817
		92,807,291
Energy – 6.06%
#CNOOC Finance 2012 144A 3.875% 5/2/22	1,950,000	2,097,705
#ENI 144A 5.70% 10/1/40	3,450,000	3,680,049
#Gazprom Neft 144A 4.375% 9/19/22	2,605,000	2,624,538
Laredo Petroleum 9.50% 2/15/19	1,910,000	2,177,400
Newfield Exploration 5.625% 7/1/24	2,250,000	2,407,500
Petrobras International Finance 6.75% 1/27/41	5,325,000	6,835,261
Petrohawk Energy 7.25% 8/15/18	5,575,000	6,362,892
Petroleos Mexicanos
5.50% 6/27/44	1,540,000	1,682,450
#144A 5.50% 6/27/44	6,353,000	6,940,653
#PTT 144A 3.375% 10/25/22	2,340,000	2,314,403
Talisman Energy 5.50% 5/15/42	6,330,000	7,405,834
Transocean 3.80% 10/15/22	3,995,000	4,094,316
Weatherford International 5.95% 4/15/42	7,820,000	8,618,585
		57,241,586
Finance Companies – 3.73%
#Algeco Scotsman Global Finance 144A 8.50% 10/15/18	4,500,000	4,657,500
FTI Consulting
6.75% 10/1/20	865,000	925,550
7.75% 10/1/16	375,000	387,188

General Electric Capital
#144A 3.80% 6/18/19	2,145,000	2,292,471
5.875% 1/14/38	3,665,000	4,528,624
•6.25% 12/15/49	4,200,000	4,597,996
•7.125% 12/15/49	4,000,000	4,594,684
•#ILFC E-Capital Trust I 144A 4.52% 12/21/65	3,750,000	2,681,250
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	1,250,000	1,043,750
International Lease Finance
5.875% 4/1/19	970,000	1,032,486
6.25% 5/15/19	1,292,000	1,398,914
#IPIC GMTN 144A 5.50% 3/1/22	3,807,000	4,406,603
PHH
7.375% 9/1/19	350,000	376,250
9.25% 3/1/16	1,935,000	2,244,600
		35,167,866
Insurance – 7.80%
American International Group
•8.175% 5/15/58	2,575,000	3,225,188
8.25% 8/15/18	2,470,000	3,216,357
•Chubb 6.375% 3/29/67	2,555,000	2,784,950
#Highmark 144A 6.125% 5/15/41	3,410,000	3,583,736
#ING US 144A 5.50% 7/15/22	2,215,000	2,412,567
•ING Groep 5.775% 12/29/49	3,200,000	3,040,000
#Liberty Mutual 144A
6.50% 5/1/42	7,269,000	8,313,214
•7.00% 3/15/37	1,600,000	1,596,000
MetLife 3.048% 12/15/22	3,000,000	3,049,101
#MetLife Capital Trust IV 144A 7.875% 12/15/37	900,000	1,091,166
#MetLife Capital Trust X 144A 9.25% 4/8/38	3,530,000	4,924,350
#Metropolitan Life Global Funding I 144A 3.875% 4/11/22	1,125,000	1,243,204
Montpelier Re Holdings 4.70% 10/15/22	4,485,000	4,606,400
Principal Financial Group 4.625% 9/15/42	3,495,000	3,655,218
Prudential Financial
5.625% 5/12/41	3,210,000	3,810,713
•5.875% 9/15/42	5,115,000	5,402,719
Transatlantic Holdings 8.00% 11/30/39	704,000	943,014
UnitedHealth Group 3.95% 10/15/42	8,820,000	8,976,069
WellPoint 4.65% 1/15/43	3,835,000	4,135,081
•XL Group 6.50% 12/29/49	2,310,000	2,154,075
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	1,395,000	1,506,600
		73,669,722
Natural Gas – 6.50%
AGL Capital 5.875% 3/15/41	4,005,000	5,389,380
AmeriGas Finance
6.75% 5/20/20	310,000	334,800
7.00% 5/20/22	305,000	332,831
@Boston Gas 6.95% 12/1/23	200,000	251,320
El Paso Pipeline Partners Operating
6.50% 4/1/20	750,000	922,081
7.50% 11/15/40	3,065,000	4,267,623
•Enbridge Energy Partners 8.05% 10/1/37	4,750,000	5,432,452
Energy Transfer Partners 9.70% 3/15/19	681,000	917,966
Enterprise Products Operating
5.95% 2/1/41	7,300,000	9,106,216
•7.034% 1/15/68	3,620,000	4,140,415
#GDF Suez 144A 2.875% 10/10/22	3,375,000	3,396,327
Kinder Morgan Energy Partners 5.00% 8/15/42	2,895,000	3,149,462
NiSource Finance
5.80% 2/1/42	1,810,000	2,174,263
5.95% 6/15/41	4,450,000	5,425,115
#Northern Natural Gas 144A 4.10% 9/15/42	7,965,000	8,131,969
#Pertamina Persero 144A 4.875% 5/3/22	3,400,000	3,706,000
•TransCanada Pipelines 6.35% 5/15/67	3,940,000	4,238,219
		61,316,439

Real Estate – 2.01%
Alexandria Real Estate Equities 4.60% 4/1/22		3,215,000	3,487,130
DDR
4.625% 7/15/22		1,035,000	1,148,934
7.875% 9/1/20		2,010,000	2,618,119
Digital Realty Trust 5.25% 3/15/21		2,270,000	2,571,361
Liberty Property 4.125% 6/15/22		1,705,000	1,815,934
National Retail Properties 3.80% 10/15/22		2,920,000	3,029,976
#WEA Finance 144A
3.375% 10/3/22		2,305,000	2,340,751
4.625% 5/10/21		1,805,000	1,990,061
			19,002,266
Technology – 1.13%
CDW 12.535% 10/12/17		1,925,000	2,071,781
Corning 4.75% 3/15/42		3,245,000	3,568,264
First Data 11.25% 3/31/16		1,780,000	1,748,850
GXS Worldwide 9.75% 6/15/15		1,320,000	1,371,150
Motorola Solutions 3.75% 5/15/22		1,845,000	1,922,977
			10,683,022
Transportation – 1.54%
#ERAC USA Finance 144A
3.30% 10/15/22		1,975,000	1,998,244
5.625% 3/15/42		10,955,000	12,541,919
			14,540,163
Total Corporate Bonds (cost $721,744,353)			782,098,215

Municipal Bonds – 2.91%
Chicago, Illinois O'Hare International Airport Revenue Taxable Build America Bond
Series B 6.395% 1/1/40		3,800,000	4,979,900
Long Island Power Authority, New York Electric System Revenue Taxable Build America Bond
5.85% 5/1/41		3,600,000	4,163,940
Los Angeles, California Department of Water & Power Revenue Taxable Build America Bond
6.574% 7/1/45		2,225,000	3,189,960
Metropolitan Transportation Authority, New York Taxable Build America Bond
(Dedicated Tax Fund) Series C-1 6.687% 11/15/40		3,000,000	3,963,420
(Transportation) Series A2 6.089% 11/15/40		3,205,000	4,145,764
Oregon Department of Transportation Highway User Tax Revenue Taxable
Build America Bond (Subordinate Lien Direct Payment) Series A 5.834% 11/15/34		1,605,000	2,112,244
San Francisco Bay Area Toll Authority, California Toll Bridge Revenue Taxable
Build America Bond Series S3 6.907% 10/1/50		1,485,000	2,125,837
Triborough Bridge & Tunnel Authority, New York Revenue Taxable Build America Bond
Series A-2 5.45% 11/15/32		2,310,000	2,772,970
Total Municipal Bonds (cost $21,172,639)			27,454,035

ΔRegional Bonds – 0.32%
Australia – 0.18%
New South Wales Treasury
6.00% 4/1/19	AUD	955,000	1,139,369
6.00% 3/1/22	AUD	426,000	517,039
			1,656,408
Canada – 0.14%
Ontario Province 3.15% 6/2/22	CAD	1,305,000	1,352,236
			1,352,236
Total Regional Bonds (cost $2,907,013)			3,008,644

«Senior Secured Loans – 0.87%
Burlington Coat Factory Warehouse 5.75% 5/1/17	USD	750,002	757,386
Chrysler Group 6.00% 5/24/17		1,382,500	1,415,141
Essar Steel Algoma 8.75% 9/12/14		1,070,000	1,083,375
Immucor 5.75% 8/9/19		1,202,873	1,216,904
Kinetic Concepts Tranche B 7.00% 1/12/18		2,109,063	2,139,760
Nuveen Investments 8.25% 3/1/19		620,000	632,400
Zayo Group Tranche B 1st Lien 5.25% 7/2/19		1,000,000	1,006,000
Senior Secured Loans (cost $8,067,945)			8,250,966

ΔSovereign Bonds – 2.25%
Australia – 0.14%
Australian Government Inflation-Linked Bond 4.00% 8/20/15	AUD	697,000	1,319,704
			1,319,704
Colombia – 0.38%
Republic of Colombia 6.125% 1/18/41	USD	2,589,000	3,546,930
			3,546,930
Indonesia – 0.48%
Indonesia Government 11.00% 11/15/20	IDR	7,466,000,000	1,043,172
#Republic of Indonesia 144A 5.25% 1/17/42	USD	3,121,000	3,612,557
			4,655,729
Mexico – 0.31%
United Mexican 4.75% 3/8/44		2,590,000	2,881,375
			2,881,375
Philippines – 0.21%
Republic of Philippines 5.00% 1/13/37		1,640,000	1,957,750
			1,957,750
Republic of Korea – 0.16%
Korea Treasury Inflation-Linked Bond 2.75% 6/10/20	KRW	1,375,957,465	1,477,222
			1,477,222
Russia – 0.12%
Russian-Eurobond 7.50% 3/31/30	USD	899,000	1,140,202
			1,140,202
Sri Lanka – 0.11%
#Republic of Sri Lanka 144A 5.875% 7/25/22		970,000	1,067,000
			1,067,000
South Africa – 0.32%
Republic of South Africa
7.25% 1/15/20	ZAR	2,771,000	334,036
10.50% 12/21/26	ZAR	18,565,000	2,649,598
			2,983,634
United Kingdom – 0.02%
United Kingdom Treasury Gilt 4.00% 3/7/22	GBP	96,253	186,494
			186,494
Total Sovereign Bonds (cost $18,939,758)			21,216,040

Supranational Bank – 0.48%
Andina de Fomento 4.375% 6/15/22	USD	4,110,000	4,489,669
Total Supranational Bank (cost $4,434,978)			4,489,669

U.S. Treasury Obligations – 4.36%
U.S. Treasury Bond 3.00% 5/15/42		5,220,000	5,392,913
U.S. Treasury Notes 1.625% 8/15/22		7,565,000	7,524,815
^∞United States Treasury Strip Principal 3.073% 8/15/42		70,230,000	28,267,434
Total U.S. Treasury Obligations (cost $40,946,100)			41,185,162

		Number of
		Shares
Preferred Stock – 2.98%
Alabama Power 5.625%		16,200	413,586
Ally Financial
#144A 7.00%		3,390	3,266,901
∏•8.50%		40,000	1,002,000
BB&T 5.85%		231,275	5,808,823
DTE Energy 5.25%		175,000	4,459,000
JPMorgan Chase 5.5%		45,000	1,129,500
•PNC Financial Services Group
6.125%		60,000	1,680,000
8.25%		1,615,000	1,680,737
Regency Centers 6.625%		87,759	2,369,493
Regions Financial 6.375%		41,000	1,018,850

•U.S. Bancorp
6.00%		10,000	287,000
6.50%		44,000	1,301,080
Wells Fargo 5.20%		145,000	3,710,550
Total Preferred Stock (cost $27,177,319)			28,127,520

		Number of
		Contracts
Options Purchased – 0.04%
Put Swaptions – 0.04%
10 yr IRS, strike rate 4.00%, expiration date 5/23/17 (GSC)		10,900,000	381,048
30 yr IRS, strike rate 3.38%, expiration date 2/28/13 (BAML)		20,900,000	4,970
Total Options Purchased (cost $680,610)			386,018

		Principal
		Amount°
Short-Term Investments – 0.61%
Repurchase Agreements – 0.61%
Bank of America 0.24%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price $2,221,469
(collateralized by U.S. government obligations 0.00%-1.25%
1/10/13-8/31/16; market value $2,265,884)	USD	2,221,455	2,221,455

BNP Paribas 0.28%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price $3,511,573
(collateralized by U.S. government obligations 0.00-2.00%
1/24/13-4/15/16; market value $3,581,776)		3,511,545	3,511,545
Total Short-Term Investments (cost $5,733,000)			5,733,000

Total Value of Securities Before Securities Lending Collateral – 99.02%
(cost $863,962,453)			934,661,622

		Number of
		Shares
**Securities Lending Collateral – 0.01%
Investment Companies
Delaware Investments Collateral Fund No.1		75,522	75,522
@†Mellon GSL Reinvestment Trust II		96,378	0
Total Securities Lending Collateral (cost $171,900)			75,522

Total Value of Securities – 99.03%
(cost $864,134,353)			934,737,144	©
**Obligation to Return Securities Lending Collateral – (0.02%)			(171,900)
«Receivables and Other Assets Net of Liabilities – 0.99%			9,372,946
Net Assets Applicable to 130,005,556 Shares Outstanding – 100.00%			$943,938,190

°Principal amount shown is stated in the currency in which each security is denominated.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2012, the aggregate value of Rule 144A securities was $218,224,928, which represented 23.12% of the Fund’s net assets. See Note 5 in "Notes."
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2012.
•Variable rate security. The rate shown is the rate as of October 31, 2012. Interest rates reset periodically.
@Illiquid security. At October 31, 2012, the aggregate value of illiquid securities was $251,320, which represented 0.03% of the Fund’s net assets. See Note 5 in “Notes.”
*Fully or partially on loan.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2012.
^Zero coupon security. The rate shown is the yield at the time of purchase.
∞Fully or partially pledged as collateral for futures contracts.
∏Restricted security. This investment is in a security not registered under the Securities Act of 1933, as amended, and has certain restrictions on resale which may limit its liquidity. At October 31, 2012, the aggregate value of the restricted security was $1,002,000, which represented 0.11% of the Fund’s net assets.
**See Note 4 in "Notes” for additional information on securities lending collateral.
†Non income producing security.
©Includes $164,796 of securities loaned.
«Includes foreign currency valued at $656,621 with a cost of $652,672.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BAML	ZAR	(9,571,863)	USD	1,093,890	12/14/12	$(2,763)
GSC	GBP	8,880	USD	(14,245)	12/14/12	83
HSBC	EUR	(1,330,064)	USD	1,717,312	12/14/12	(6,949)
HSBC	RUB	107,464,500	USD	(3,395,403)	12/14/12	2,623
						$(7,006)

Futures Contracts

					Unrealized
					Appreciation
Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	(Depreciation)
(1,360)	U.S. Treasury 10 yr Note	$(180,674,789)	$(180,922,500)	12/20/12	$(247,711)
506	U.S. Treasury Long Bond	75,921,196	75,552,125	1/1/13	(369,071)
		$(104,753,593)			$616.782

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
BAML	Financials 18.1 5 yr CDS	EUR	5,520,000	5.00%	12/20/17	$(153,796)
	ITRAXX Europe Subordinate
BCLY	Financials 18.1 5 yr CDS		1,500,000	5.00%	12/20/17	(39,941)
	ITRAXX Europe Subordinate
JPMC	Financials 18.1 5 yr CDS		1,860,000	5.00%	12/20/17	(49,527)
MSC	People’s Republic of China 5 yr CDS	USD	2,975,000	1.00%	12/20/16	(182,587)
						$(425,851)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes."

Summary of Abbreviations:
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CAD – Canadian Dollar
CDS – Credit Default Swap
EUR – European Monetary Unit
GBP – British Pound Sterling
GSC – Goldman Sachs Capital
HSBC – Hong Kong Shanghai Bank
IDR – Indonesian Rupiah
IRS – Interest Rate Swaption
JPMC – JPMorgan Chase Bank
KRW – South Korean Won
MSC – Morgan Stanley Capital
RUB – Russian Ruble
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds - Delaware Extended Duration Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on returns for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on October 31, 2012.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$864,356,990
Aggregate unrealized appreciation	$72,323,339
Aggregate unrealized depreciation	(1,943,185)
Net unrealized appreciation	$70,380,154

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-
Backed Security	$-	$116,504	$-	$116,504
Corporate Debt	-	802,945,030	-	802,945,030
Foreign Debt	-	28,714,353	-	28,714,353
Municipal Bonds	-	27,454,035	-	27,454,035
Preferred Stock	23,179,882	4,947,638	-	28,127,520
Option Purchased	-	-	386,018	386,018
U.S. Treasury Obligations		41,185,162	-	41,185,162
Short-Term Investments	-	5,733,000	-	5,733,000
Securities Lending Collateral	-	75,522	-	75,522
Total	$23,179,882	$911,171,244	$386,018	$934,737,144

Foreign Currency Exchange Contracts	$-	$(7,006)	$-	$(7,006)
Futures Contracts	616,782	-	-	616,782
Swap Contracts	-	(425,851)	-	(425,851)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning or end of the period in relation to net assets.

During the period ended October 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined that additional disclosure is not required under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund's net assets at the end of the period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts – During the year ended October 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Swap Contracts – The Fund enters into inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund uses inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund enters into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No Inflation swap contracts were outstanding at October 31, 2012.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period October 31, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund has posted $1,490,000 in cash and $110,000 in securities as collateral for certain open derivatives.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall.

At October 31, 2012, the value of securities on loan was $164,796, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2012, the value of invested collateral was $75,522. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral."

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to October 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware High-Yield Opportunities Fund

October 31, 2012

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Convertible Bond – 0.24%
ϕArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	$2,064,000	$1,535,100
Total Convertible Bond (cost $1,533,169)		1,535,100

Corporate Bonds – 87.65%
Automotive – 2.53%
American Axle & Manufacturing
7.75% 11/15/19	1,670,000	1,814,038
7.875% 3/1/17	708,000	735,435
ArvinMeritor 8.125% 9/15/15	1,823,000	1,841,230
Chrysler Group 8.25% 6/15/21	5,759,000	6,183,726
#International Automotive Components Group 144A 9.125% 6/1/18	2,573,000	2,492,594
#Jaguar Land Rover 144A 8.125% 5/15/21	2,740,000	2,966,050
		16,033,073
Banking – 1.69%
•#HBOS Capital Funding 144A 6.071% 6/29/49	5,280,000	4,369,200
•Regions Financing Trust ll 6.625% 5/15/47	6,307,000	6,330,967
		10,700,167
Basic Industry – 11.75%
AK Steel 7.625% 5/15/20	1,577,000	1,371,990
#APERAM 144A 7.75% 4/1/18	2,095,000	1,728,375
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	2,882,000	3,026,099
#Essar Steel Algoma 144A
9.375% 3/15/15	1,773,000	1,679,918
9.875% 6/15/15	2,008,000	1,576,280
#FMG Resources August 2006 144A
6.875% 2/1/18	1,308,000	1,270,395
6.875% 4/1/22	1,734,000	1,636,463
#HD Supply 144A 11.00% 4/15/20	2,506,000	2,863,105
Headwaters 7.625% 4/1/19	2,444,000	2,511,210
Hexion US Finance
8.875% 2/1/18	397,000	402,955
9.00% 11/15/20	1,341,000	1,210,253
Immucor 11.125% 8/15/19	2,245,000	2,503,175
#Ineos Group Holdings 144A 8.50% 2/15/16	6,332,000	6,142,039
#Inmet Mining 144A 8.75% 6/1/20	2,779,000	2,897,108
Interface 7.625% 12/1/18	1,648,000	1,790,140
#JMC Steel Group 144A 8.25% 3/15/18	2,635,000	2,687,700
#Kinove German Bondco 144A 9.625% 6/15/18	2,465,000	2,723,825
#Longview Fibre Paper & Packaging 144A 8.00% 6/1/16	2,597,000	2,720,358
LyondellBasell Industries
5.75% 4/15/24	2,560,000	2,976,000
6.00% 11/15/21	200,000	232,250
#MacDermid 144A 9.50% 4/15/17	2,711,000	2,846,550
#Masonite International 144A 8.25% 4/15/21	3,451,000	3,675,314
Millar Western Forest Products 8.50% 4/1/21	1,879,000	1,611,243
#Murray Energy 144A 10.25% 10/15/15	1,953,000	1,923,705
Norcraft Finance 10.50% 12/15/15	1,600,000	1,612,000
Nortek 8.50% 4/15/21	2,420,000	2,613,600
Peabody Energy 6.25% 11/15/21	1,715,000	1,779,313
#Ply Gem Industries 144A 9.375% 4/15/17	1,424,000	1,498,760
=@PT Holdings 12.431% 8/27/13	1,072,719	117,999
Rockwood Specialties Group 4.625% 10/15/20	2,796,000	2,890,365
#Ryerson 144A
9.00% 10/15/17	1,947,000	1,993,241
11.25% 10/15/18	804,000	782,895
#Sappi Papier Holding 144A 8.375% 6/15/19	2,825,000	2,990,969
#Taminco Global Chemical 144A 9.75% 3/31/20	3,754,000	4,091,859
		74,377,451

Capital Goods – 4.54%
Anixter 10.00% 3/15/14	1,169,000	1,277,133
Berry Plastics
9.75% 1/15/21	1,554,000	1,771,560
10.25% 3/1/16	1,614,000	1,662,420
#CNH Capital 144A 3.875% 11/1/15	2,650,000	2,722,875
#Consolidated Container 144A 10.125% 7/15/20	2,684,000	2,865,169
Kratos Defense & Security Solutions 10.00% 6/1/17	2,393,000	2,596,405
Mueller Water Products 7.375% 6/1/17	2,584,000	2,674,440
Reynolds Group Issuer
#144A 5.75% 10/15/20	2,197,000	2,224,463
8.25% 2/15/21	820,000	809,750
9.00% 4/15/19	1,511,000	1,537,443
9.875% 8/15/19	5,590,000	5,883,474
#Sealed Air 144A
8.125% 9/15/19	503,000	552,043
8.375% 9/15/21	1,979,000	2,186,795
		28,763,970
Consumer Cyclical – 7.20%
Burlington Coat Factory Warehouse 10.00% 2/15/19	2,950,000	3,270,813
#CDR DB Sub 144A 7.75% 10/15/20	3,590,000	3,558,588
CKE Restaurants 11.375% 7/15/18	1,453,000	1,680,031
Dave & Buster's 11.00% 6/1/18	2,621,000	2,951,901
#^Dave & Buster's Entertainment 144A 10.00% 2/15/16	3,652,000	2,716,175
DineEquity 9.50% 10/30/18	3,628,000	4,104,174
Express 8.75% 3/1/18	1,260,000	1,370,250
#Landry's 144A 9.375% 5/1/20	2,776,000	2,939,090
Levi Strauss 7.625% 5/15/20	1,300,000	1,426,750
Michaels Stores
11.375% 11/1/16	802,000	839,093
13.00% 11/1/16	914,000	953,604
#Pantry 144A 8.375% 8/1/20	2,886,000	3,015,870
#Party City Holdings 144A 8.875% 8/1/20	3,098,000	3,307,115
Quiksilver 6.875% 4/15/15	2,776,000	2,675,370
Rite Aid 9.25% 3/15/20	2,692,000	2,766,030
*Sealy Mattress 8.25% 6/15/14	2,813,000	2,841,130
Tops Holdings 10.125% 10/15/15	2,226,000	2,349,821
#Wok Acquisition 144A 10.25% 6/30/20	2,617,000	2,800,190
		45,565,995
Consumer Non-Cyclical – 2.29%
#Alphabet Holding PIK 144A 7.75% 11/1/17	1,160,000	1,173,050
Constellation Brands 4.625% 3/1/23	1,407,000	1,440,416
Dean Foods 7.00% 6/1/16	1,139,000	1,231,544
Del Monte 7.625% 2/15/19	2,340,000	2,416,050
#JBS USA 144A 8.25% 2/1/20	2,563,000	2,659,113
NBTY 9.00% 10/1/18	2,583,000	2,905,874
Smithfield Foods 6.625% 8/15/22	1,320,000	1,386,000
Visant 10.00% 10/1/17	1,303,000	1,265,539
		14,477,586
Energy – 10.73%
American Petroleum Tankers Parent 10.25% 5/1/15	1,698,000	1,782,900
AmeriGas Finance 7.00% 5/20/22	2,806,000	3,062,048
Antero Resources Finance 9.375% 12/1/17	2,068,000	2,290,310
Calumet Specialty Products Partners 9.375% 5/1/19	3,916,000	4,229,279
Chaparral Energy 8.25% 9/1/21	3,081,000	3,381,397
Chesapeake Energy
6.125% 2/15/21	531,000	540,293
6.625% 8/15/20	2,162,000	2,280,910
Comstock Resources 7.75% 4/1/19	1,429,000	1,457,580
Copano Energy
7.125% 4/1/21	976,000	1,032,120
7.75% 6/1/18	1,248,000	1,316,640
Crosstex Energy
#144A 7.125% 6/1/22	1,603,000	1,619,030
8.875% 2/15/18	1,464,000	1,577,460
#Drill Rigs Holdings 144A 6.50% 10/1/17	3,006,000	3,006,000
Frontier Oil 6.875% 11/15/18	2,104,000	2,251,280
#Halcon Resources 144A 8.875% 5/15/21	2,040,000	2,073,150
#Hercules Offshore 144A 10.50% 10/15/17	4,101,000	4,347,059
#Hilcorp Energy I 144A 8.00% 2/15/20	2,045,000	2,249,500
#Holly Energy Partners 144A 6.50% 3/1/20	759,000	800,745
#Kodiak Oil & Gas 144A 8.125% 12/1/19	2,603,000	2,850,285

Laredo Petroleum
7.375% 5/1/22	698,000	764,310
9.50% 2/15/19	2,701,000	3,079,140
Linn Energy
6.50% 5/15/19	781,000	790,763
8.625% 4/15/20	1,563,000	1,717,346
Oasis Petroleum 7.25% 2/1/19	2,014,000	2,165,050
Offshore Group Investments 11.50% 8/1/15	1,157,000	1,274,146
PDC Energy
#144A 7.75% 10/15/22	1,442,000	1,474,445
12.00% 2/15/18	1,520,000	1,662,462
Pioneer Drilling 9.875% 3/15/18	2,931,000	3,187,463
Quicksilver Resources 9.125% 8/15/19	1,444,000	1,415,120
Range Resources 5.00% 8/15/22	2,565,000	2,693,250
#Samson Investment 144A 9.75% 2/15/20	2,448,000	2,594,880
SandRidge Energy
7.50% 3/15/21	1,003,000	1,048,135
#144A 8.125% 10/15/22	1,338,000	1,445,040
8.75% 1/15/20	387,000	419,895
		67,879,431
Financials – 2.73%
#Algeco Scotsman Global Finance 144A 8.50% 10/15/18	5,980,000	6,189,299
E Trade Financial 12.50% 11/30/17	1,291,000	1,468,513
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	3,926,000	3,278,210
International Lease Finance 5.875% 4/1/19	1,517,000	1,614,724
#Neuberger Berman Group 144A
5.625% 3/15/20	517,000	545,435
5.875% 3/15/22	1,040,000	1,112,800
#Nuveen Investments 144A 9.50% 10/15/20	3,001,000	3,038,513
		17,247,494
Healthcare – 6.47%
Air Medical Group Holdings 9.25% 11/1/18	2,203,000	2,384,748
Alere 9.00% 5/15/16	2,306,000	2,447,243
#Biomet 144A 6.50% 10/1/20	3,000,000	2,932,500
#CDRT Holding PIK 144A 9.25% 10/1/17	1,468,000	1,416,620
Community Health Systems
7.125% 7/15/20	1,605,000	1,699,294
8.00% 11/15/19	2,274,000	2,464,448
HCA 7.50% 2/15/22	2,524,000	2,833,190
HealthSouth 7.75% 9/15/22	453,000	498,300
#Hologic 144A 6.25% 8/1/20	2,795,000	2,976,674
#Kinetic Concepts 144A
10.50% 11/1/18	2,141,000	2,290,870
12.50% 11/1/19	1,897,000	1,830,605
#Multiplan 144A 9.875% 9/1/18	3,468,000	3,832,139
Radnet Management 10.375% 4/1/18	1,697,000	1,713,970
#Sky Growth Acquisition 144A 7.375% 10/15/20	4,531,000	4,530,999
#STHI Holding 144A 8.00% 3/15/18	2,404,000	2,584,300
#Truven Health Analytics 144A 10.625% 6/1/20	1,133,000	1,220,808
#Valeant Pharmaceuticals International 144A 6.375% 10/15/20	618,000	651,990
#VPI Escrow 144A 6.375% 10/15/20	2,491,000	2,634,233
		40,942,931
Insurance – 3.63%
•American International Group 8.175% 5/15/58	3,790,000	4,746,975
#Hub International 144A 8.125% 10/15/18	3,402,000	3,512,565
•ING Groep 5.775% 12/29/49	6,567,000	6,238,649
•#Liberty Mutual Group 144A 7.00% 3/15/37	3,809,000	3,799,478
•XL Group 6.50% 12/29/49	5,007,000	4,669,028
		22,966,695
Media – 8.66%
AMC Networks 7.75% 7/15/21	1,556,000	1,769,950
Cablevision Systems 8.00% 4/15/20	2,162,000	2,437,655
CCO Holdings
5.25% 9/30/22	2,861,000	2,889,610
7.00% 1/15/19	257,000	277,560
#Cequel Communications Escrow 1 144A 6.375% 9/15/20	1,470,000	1,495,725
Clear Channel Communications 9.00% 3/1/21	5,535,000	4,856,962
Clear Channel Worldwide Holdings 7.625% 3/15/20	2,606,000	2,492,616
DISH DBS 5.875% 7/15/22	3,196,000	3,371,780
Entravision Communications 8.75% 8/1/17	1,688,000	1,833,590

#Griffey Intermediate 144A 7.00% 10/15/20	2,630,000	2,682,600
MDC Partners 11.00% 11/1/16	3,192,000	3,495,240
#Nara Cable Funding 144A 8.875% 12/1/18	2,895,000	2,735,325
#Nexstar Broadcasting 144A 6.875% 11/15/20	2,335,000	2,352,513
#Nielsen Finance 144A 4.50% 10/1/20	1,419,000	1,419,000
#ONO Finance II 144A 10.875% 7/15/19	3,642,000	3,186,750
#Sinclair Television Group 144A 6.125% 10/1/22	3,085,000	3,200,688
#Sirius XM Radio 144A 5.25% 8/15/22	1,525,000	1,532,625
#Univision Communications 144A
6.75% 9/15/22	1,012,000	1,017,060
8.50% 5/15/21	5,436,000	5,490,359
#UPC Holding 144A 9.875% 4/15/18	1,872,000	2,110,680
#UPCB Finance VI 144A 6.875% 1/15/22	1,130,000	1,214,750
Virgin Media Finance
4.875% 2/15/22	1,500,000	1,522,500
8.375% 10/15/19	1,249,000	1,442,595
		54,828,133
Services – 9.60%
#Caesars Entertainment Operating 144A 8.50% 2/15/20	2,628,000	2,588,580
Cardtronics 8.25% 9/1/18	947,000	1,065,375
#Carlson Wagonlit 144A 6.875% 6/15/19	2,755,000	2,892,750
#CEVA Group 144A 8.375% 12/1/17	3,215,000	3,126,587
CityCenter Holdings PIK 10.75% 1/15/17	1,455,000	1,545,938
#Clean Harbors 144A 5.25% 8/1/20	1,695,000	1,745,850
#Equinox Holdings 144A 9.50% 2/1/16	1,719,000	1,835,033
#H&E Equipment Services 144A 7.00% 9/1/22	2,501,000	2,613,545
Iron Mountain 8.375% 8/15/21	724,000	803,640
Kansas City Southern de Mexico
6.125% 6/15/21	767,000	860,958
8.00% 2/1/18	1,494,000	1,673,280
M/I Homes 8.625% 11/15/18	3,454,000	3,756,224
Meritage Homes 7.00% 4/1/22	565,000	613,025
MGM Resorts International
#144A 6.75% 10/1/20	2,790,000	2,776,050
7.75% 3/15/22	1,360,000	1,412,700
11.375% 3/1/18	3,940,000	4,649,199
Monitronics International 9.125% 4/1/20	1,272,000	1,335,982
NCL 9.50% 11/15/18	503,000	558,330
PHH
7.375% 9/1/19	1,537,000	1,652,275
9.25% 3/1/16	1,448,000	1,679,680
Pinnacle Entertainment
7.75% 4/1/22	1,075,000	1,169,063
8.75% 5/15/20	224,000	245,840
Seven Seas Cruises 9.125% 5/15/19	2,777,000	2,898,494
Standard Pacific 10.75% 9/15/16	820,000	1,020,900
Swift Services Holdings 10.00% 11/15/18	2,983,000	3,214,182
#Taylor Morrison Communities 144A 7.75% 4/15/20	2,901,000	3,104,070
#United Air Lines 144A 12.00% 11/1/13	2,254,000	2,321,620
United Rentals North America 6.125% 6/15/23	585,000	593,775
UR Merger Sub
#144A 5.75% 7/15/18	492,000	530,745
#144A 7.625% 4/15/22	791,000	869,111
8.25% 2/1/21	2,726,000	3,025,860
10.25% 11/15/19	149,000	172,840
West 7.875% 1/15/19	2,353,000	2,411,825
		60,763,326
Technology – 6.26%
Aspect Software 10.625% 5/15/17	1,928,000	1,821,960
Avaya
9.75% 11/1/15	380,000	340,100
10.125% 11/1/15	2,491,000	2,223,218
CDW
8.50% 4/1/19	1,681,000	1,802,873
12.535% 10/12/17	1,610,000	1,732,763
Fidelity National Information Services 7.875% 7/15/20	1,093,000	1,226,893
First Data
#144A 7.375% 6/15/19	1,750,000	1,820,000
11.25% 3/31/16	6,142,000	6,034,514
GXS Worldwide 9.75% 6/15/15	2,733,000	2,838,904

iGate 9.00% 5/1/16	2,524,000	2,770,090
Infor US 9.375% 4/1/19	4,042,000	4,486,619
#j2 Global 144A 8.00% 8/1/20	4,173,000	4,319,055
#Legend Acquisition Sub 144A 10.75% 8/15/20	2,322,000	2,275,560
MagnaChip Semiconductor 10.50% 4/15/18	2,420,000	2,734,600
#Nuance Communications 144A 5.375% 8/15/20	554,000	567,850
#Viasystems 144A 7.875% 5/1/19	2,664,000	2,617,380
		39,612,379
Telecommunications – 8.63%
#Clearwire Communications 144A 14.75% 12/1/16	1,444,000	1,812,220
#Columbus International 144A 11.50% 11/20/14	2,664,000	3,010,320
Cricket Communications 7.75% 10/15/20	1,495,000	1,549,194
#Crown Castle International 144A 5.25% 1/15/23	4,000,000	4,155,000
#Digicel Group 144A 10.50% 4/15/18	4,495,000	5,011,924
Hughes Satellite Systems 7.625% 6/15/21	2,524,000	2,820,570
#Integra Telecom Holdings 144A 10.75% 4/15/16	1,498,000	1,535,450
Intelsat Bermuda
11.25% 2/4/17	3,894,000	4,103,303
PIK 11.50% 2/4/17	3,350,300	3,538,754
#Intelsat Jackson Holdings 144A 7.25% 10/15/20	1,079,000	1,149,135
Level 3 Communications
#144A 8.875% 6/1/19	438,000	461,543
11.875% 2/1/19	3,316,000	3,788,530
#Level 3 Financing 144A 7.00% 6/1/20	1,455,000	1,485,919
NII Capital 7.625% 4/1/21	1,225,000	973,875
Satmex Escrow 9.50% 5/15/17	1,384,000	1,480,880
Sprint Capital 8.75% 3/15/32	1,526,000	1,808,310
Sprint Nextel
8.375% 8/15/17	2,056,000	2,395,240
9.125% 3/1/17	3,057,000	3,607,260
#Wind Acquisition Finance 144A
7.25% 2/15/18	4,225,000	4,131,900
11.75% 7/15/17	1,575,000	1,543,500
Windstream 7.50% 6/1/22	1,653,000	1,760,445
Zayo Group 10.125% 7/1/20	2,216,000	2,487,460
		54,610,732
Utilities – 0.94%
AES 7.375% 7/1/21	1,188,000	1,333,530
Elwood Energy 8.159% 7/5/26	1,164,972	1,198,465
GenOn Energy 9.875% 10/15/20	3,045,000	3,433,237
		5,965,232
Total Corporate Bonds (cost $527,452,290)		554,734,595

«Senior Secured Loans – 5.19%
BJ'S Wholesale Club 9.75% 3/29/19	600,000	617,628
Brock Holdings III 10.00% 2/15/18	925,000	934,250
Dynegy Power 1st Lien 9.25% 8/5/16	2,440,350	2,551,691
Equipower Resources Holdings 10.00% 5/23/19	1,155,000	1,181,473
@GenCorp 9.00% 7/22/13	3,350,000	3,350,000
@Hertz 6.375% 8/26/13	4,620,000	4,631,550
PQ 6.74% 7/30/15	2,504,000	2,491,480
@Silver II Acquisition 8.00% 9/25/20	5,045,000	5,045,000
@Spectrum Brands 7.75% 10/10/13	3,015,000	3,015,000
Supervalu 8.00% 8/1/18	1,346,625	1,359,149
@TPC Group 8.25% 8/27/13	5,860,000	5,859,999
WideOpenWest Finance 6.25% 7/17/18	1,790,513	1,810,217
Total Senior Secured Loans (cost $32,186,972)		32,847,437

	Number of
	Shares
Common Stock– 0.27%
†Alliance HealthCare Services	107,528	148,389
†=Calpine	2,490,000	0
†=Century Communications	4,250,000	0
†Delta Air Lines	266	2,562
†DIRECTV Class A	19,150	978,756
†Flextronics International	49,950	288,211
†GenOn Energy	5,032	12,932
†GeoEye	7,900	247,823
†=∏PT Holdings	3,285	33
Total Common Stock (cost $3,730,515)		1,678,706

Preferred Stock – 1.74%
#Ally Financial 144A 7.00%	6,200	5,974,863
•GMAC Capital Trust I 8.125%	73,000	1,908,220
†=PT Holdings	657	0
Regions Financial 6.375%	126,000	3,131,100
Total Preferred Stock (cost $9,918,164)		11,014,183

Warrant – 0.00%
†=@∏PT Holdings	657	7
Total Warrant (cost $15,768)		7

	Principal
	Amount (U.S. $)
Short-Term Investments – 8.13%
Repurchase Agreements – 8.13%
Bank of America 0.24%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price $19,943,627
(collateralized by U.S. government obligations 0.00%-1.25%
1/10/13-8/31/16; market value $20,342,364)	$19,943,494	19,943,494

BNP Paribas 0.28%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price $31,525,751
(collateralized by U.S. government obligations 0.00-2.00%
1/24/13-4/15/16; market value $32,156,016)	31,525,506	31,525,506
Total Repurchase Agreements (cost $51,469,000)		51,469,000

Total Value of Securities Before Securities Lending Collateral – 103.22%
(cost $626,305,878)		653,279,028

	Number of
	Shares
**Securities Lending Collateral – 0.07%
Investment Companies
Delaware Investments Collateral Fund No. 1	472,739	472,739
@†Mellon GSL Reinvestment Trust II	514,615	0
Total Securities Lending Collateral (cost $987,354)		472,739

Total Value of Securities – 103.29%
(cost $627,293,232)		653,751,767 ©
**Obligation to Return Securities Lending Collateral – (0.16%)		(987,354)
Other Liabilities Net of Receivables and Other Assets – (3.13%)		(19,835,936)
Net Assets Applicable to 150,384,805 Shares Outstanding – 100.00%		$632,928,477

ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2012.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2012, the aggregate value of Rule 144A securities was $258,855,145, which represented 40.90% of the Fund’s net assets. See Note 4 in “Notes.”
•Variable rate security. The rate shown is the rate as of October 31, 2012. Interest rates reset periodically.
*Fully or partially on loan.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2012, the aggregate value of fair valued securities was $118,039, which represented 0.02% of the Fund’s net assets. See Note 1 in "Notes."
@Illiquid security. At October 31, 2012, the aggregate value of illiquid securities was $22,019,555, which represented 3.48% of the Fund’s net assets. See Note 4 in “Notes.”
^Zero coupon security. The rate shown is the yield at the time of purchase.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2012.
†Non income producing security.
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At October 31, 2012, the aggregate value of restricted securities was $40, which represented 0.00% of the Fund’s net assets.
**See Note 3 in “Notes” for additional information on securities lending collateral.
 ©Includes $940,781 of securities loaned.

PIK – Pay-in-kind

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds – Delaware High-Yield Opportunities Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on October 31, 2012.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$627,616,596
Aggregate unrealized appreciation	$34,906,396
Aggregate unrealized depreciation	(8,771,225)
Net unrealized appreciation	$26,135,171

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at July 31, 2012 will expire as follows: $2,444,810 expires in 2016 and $40,500,385 expires in 2017. The use of these losses is subject to an annual limitation in accordance with the internal revenue code.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short-term	Long-term
$3,210,852	$-

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$1,678,673	$-	$33	$1,678,706
Corporate Debt	-	585,649,133	3,467,999	589,117,132
Short-Term Investments	-	51,469,000	-	51,469,000
Securities Lending Collateral	-	472,739	-	472,739
Other	5,039,320	5,974,863	7	11,014,190
Total	$6,717,993	$643,565,735	$3,468,039	$653,751,767

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

During the year ended October 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure under ASU No. 2011-04 since the Level 3 investments are not considered material to the Funds’ net assets at the end of the period.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At October 31, 2012, the value of the securities on loan was $940,781, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2012, the value of invested collateral was $472,739. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

4. Credit and Market Risk
The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to October 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Core Bond Fund

October 31, 2012

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Agency Asset-Backed Securities – 0.06%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	$11,004	$11,167
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31	6,298	6,592
•Series 2002-W11 AV1 0.551% 11/25/32	1,141	1,056
Total Agency Asset-Backed Securities (cost $18,340)		18,815

Agency Collateralized Mortgage Obligations – 2.57%
Fannie Mae REMICs
Series 2004-49 EB 5.00% 7/25/24	42,707	47,141
Series 2006-105 ME 5.50% 11/25/36	235,000	279,022
Series 2010-35 AB 5.00% 11/25/49	71,436	76,385
Series 2010-116 Z 4.00% 10/25/40	38,036	41,114
Fannie Mae Whole Loan Series 2003-W15 2A7 5.55% 8/25/43	16,748	18,556
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	30,995	35,460
Series 3027 DE 5.00% 9/15/25	48,090	52,713
Series 3656 PM 5.00% 4/15/40	10,000	11,208
•Series 3800 AF 0.714% 2/15/41	117,812	118,806
GNMA Series 2010-113 KE 4.50% 9/20/40	50,000	57,272
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	20,000	21,316
•Vendee Mortgage Trust Series 2000-1 1A 6.641% 1/15/30	19,605	23,554
Total Agency Collateralized Mortgage Obligations (cost $750,838)		782,547

Agency Mortgage-Backed Securities – 31.44%
•Fannie Mae ARM
2.278% 12/1/33	14,545	15,372
2.632% 8/1/34	21,416	22,873
Fannie Mae Relocation 30 yr 5.00% 1/1/34	1,231	1,331
Fannie Mae S.F. 15 yr
3.00% 3/1/27	814,283	864,996
4.00% 11/1/25	248,626	269,934
Fannie Mae S.F. 15 yr TBA
2.50% 11/1/27	1,069,000	1,118,775
3.00% 11/1/27	785,000	828,052
Fannie Mae S.F. 20 yr
5.50% 8/1/28	33,121	36,364
5.50% 12/1/29	3,978	4,368
Fannie Mae S.F. 30 yr
5.00% 2/1/35	341,176	374,805
5.50% 2/1/37	12,388	13,601
6.00% 8/1/36	24,816	27,572
6.00% 9/1/36	33,774	37,524
6.00% 3/1/37	11,868	13,269
6.00% 5/1/38	75,843	84,265
6.00% 7/1/38	83,823	93,131
6.00% 12/1/38	153,649	170,696
6.00% 10/1/39	151,226	168,018
6.00% 11/1/39	178,546	198,372
6.00% 1/1/40	240,352	267,040
6.00% 4/1/40	43,520	48,309
6.00% 6/1/40	445,048	494,466
6.00% 7/1/40	33,887	37,650
6.00% 2/1/41	162,053	181,419
7.50% 12/1/32	4,757	5,251
9.50% 4/1/18	466	540
Fannie Mae S.F. 30 yr TBA
3.00% 11/1/42	1,255,000	1,315,985
3.50% 11/1/42	1,592,000	1,695,729
•Freddie Mac ARM
2.349% 4/1/33	4,218	4,305
2.649% 4/1/34	3,507	3,747
2.763% 7/1/36	5,794	6,195
5.015% 8/1/38	156,900	169,301

Freddie Mac Relocation 15 yr 3.50% 10/1/18	1,506	1,563
Freddie Mac S.F. 15 yr
5.00% 4/1/20	7,582	8,219
5.50% 7/1/24	63,033	68,709
Freddie Mac S.F. 30 yr
5.50% 7/1/38	12,588	13,687
5.50% 7/1/40	277,494	302,496
6.00% 8/1/38	123,890	137,836
6.00% 9/1/38	26,074	28,699
6.00% 10/1/38	177,304	197,264
6.00% 5/1/40	232,169	255,548
GNMA I S.F. 15 yr 7.50% 4/15/13	53	53
GNMA I S.F. 30 yr 7.50% 2/15/32	2,076	2,540
Total Agency Mortgage-Backed Securities (cost $9,538,258)		9,589,869

Commercial Mortgage-Backed Securities – 2.81%
BAML Commercial Mortgage Series 2005-1 A3 4.877% 11/10/42	3,048	3,046
•Bear Stearns Commercial Mortgage Securities Series 2005-PW10 A4 5.405% 12/11/40	25,000	28,076
t•Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	30,000	33,253
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.41% 2/15/39	12,167	12,696
•General Electric Capital Commercial Mortgage Series 2005-C4 A2 5.305% 11/10/45	1,316	1,316
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	20,000	21,358
Series 2005-GG4 A4 4.761% 7/10/39	35,000	37,652
Series 2005-GG4 A4A 4.751% 7/10/39	105,000	114,041
•Series 2006-GG6 A4 5.553% 4/10/38	25,000	28,288
JPMorgan Chase Commercial Mortgage Securities
•Series 2005-LDP4 A4 4.918% 10/15/42	30,000	32,802
•Series 2005-LDP5 A4 5.20% 12/15/44	15,000	16,813
Series 2011-C5 A3 4.171% 8/15/46	45,000	51,462
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	160,000	176,014
•Series 2007-T27 A4 5.653% 6/11/42	190,000	226,003
#TimberStar Trust Series 2006-1A A 144A 5.668% 10/15/36	35,000	39,504
WF-RBS Commercial Mortgage Trust Series 2012-C9 A3 2.87% 11/15/45	35,000	36,099
Total Commercial Mortgage-Backed Securities (cost $764,536)		858,423

Corporate Bonds – 28.16%
Banking – 5.13%
Abbey National Treasury Services 4.00% 4/27/16	70,000	73,501
#Bank Nederlandse Gemeenten 144A 1.375% 9/27/17	34,000	34,187
Bank of America
3.75% 7/12/16	25,000	26,814
5.70% 1/24/22	30,000	35,758
BB&T
5.20% 12/23/15	30,000	33,635
5.25% 11/1/19	101,000	116,393
Capital One Capital V 10.25% 8/15/39	30,000	31,050
City National 5.25% 9/15/20	30,000	33,122
HSBC Holdings 4.00% 3/30/22	75,000	82,322
JPMorgan Chase 2.00% 8/15/17	185,000	187,194
KeyCorp 5.10% 3/24/21	105,000	124,479
Morgan Stanley 4.875% 11/1/22	40,000	40,517
PNC Funding 5.125% 2/8/20	170,000	204,308
Santander Holdings USA 4.625% 4/19/16	20,000	20,925
SunTrust Banks 3.60% 4/15/16	20,000	21,460
SVB Financial Group 5.375% 9/15/20	50,000	56,811
US Bancorp
2.95% 7/15/22	25,000	25,845
3.15% 3/4/15	55,000	58,194
Wachovia
•0.71% 10/15/16	20,000	19,474
5.25% 8/1/14	200,000	214,758
5.625% 10/15/16	35,000	40,787
Zions Bancorp 7.75% 9/23/14	75,000	82,673
		1,564,207
Basic Industry – 2.88%
Alcoa
5.40% 4/15/21	25,000	25,923
6.75% 7/15/18	45,000	52,011

ArcelorMittal
6.50% 2/25/22	20,000	19,682
10.10% 6/1/19	45,000	52,968
Barrick Gold 3.85% 4/1/22	30,000	32,048
Cabot
2.55% 1/15/18	75,000	77,249
3.70% 7/15/22	25,000	25,779
CF Industries 6.875% 5/1/18	75,000	92,207
Domtar 4.40% 4/1/22	25,000	25,894
Dow Chemical 8.55% 5/15/19	118,000	160,233
Freeport-McMoRan Copper & Gold 3.55% 3/1/22	25,000	25,504
Georgia-Pacific 8.00% 1/15/24	50,000	70,340
International Paper
4.75% 2/15/22	30,000	34,224
6.00% 11/15/41	15,000	18,431
9.375% 5/15/19	5,000	6,891
Lubrizol 5.50% 10/1/14	15,000	16,372
Rio Tinto Finance USA 2.875% 8/21/22	70,000	70,679
Teck Resources 3.75% 2/1/23	20,000	20,304
Vale Overseas 4.375% 1/11/22	35,000	37,431
#Xstrata Finance Canada 144A
4.00% 10/25/22	5,000	5,032
5.30% 10/25/42	10,000	10,061
		879,263
Brokerage – 0.27%
Jefferies Group
5.875% 6/8/14	10,000	10,688
6.45% 6/8/27	15,000	15,797
Lazard Group 6.85% 6/15/17	50,000	56,753
		83,238
Communications – 2.39%
American Tower 5.90% 11/1/21	85,000	101,987
CenturyLink 5.80% 3/15/22	70,000	73,814
Comcast 4.65% 7/15/42	10,000	10,841
#Crown Castle Towers 144A 4.883% 8/15/20	85,000	97,291
DIRECTV Holdings
3.80% 3/15/22	75,000	78,298
5.15% 3/15/42	20,000	21,001
NBCUniversal Media 4.45% 1/15/43	60,000	62,251
Qwest 6.75% 12/1/21	15,000	17,972
Telefonica Emisiones 6.421% 6/20/16	85,000	92,438
Time Warner Cable
5.85% 5/1/17	35,000	41,922
8.25% 2/14/14	5,000	5,471
8.25% 4/1/19	45,000	60,922
#Vivendi 144A 6.625% 4/4/18	55,000	63,879
		728,087
Consumer Cyclical – 1.56%
CVS Caremark 4.75% 5/18/20	55,000	64,895
Darden Restaurants 3.35% 11/1/22	55,000	55,179
eBay 4.00% 7/15/42	55,000	55,386
Historic TW 6.875% 6/15/18	85,000	108,707
Lowe's 3.12% 4/15/22	45,000	47,617
Walgreen
1.80% 9/15/17	45,000	45,651
3.10% 9/15/22	55,000	56,121
Western Union 3.65% 8/22/18	25,000	27,535
Wyndham Worldwide 4.25% 3/1/22	15,000	15,677
		476,768
Consumer Non-Cyclical – 3.51%
Amgen
3.875% 11/15/21	20,000	22,021
5.375% 5/15/43	50,000	60,273
Boston Scientific 6.00% 1/15/20	25,000	29,711
Celgene
3.25% 8/15/22	25,000	25,824
3.95% 10/15/20	35,000	38,211
Energizer Holdings 4.70% 5/24/22	60,000	64,485
#Express Scripts Holding 144A 2.65% 2/15/17	70,000	73,145

#Heineken 144A
2.75% 4/1/23	20,000	20,252
3.40% 4/1/22	45,000	48,176
#Kraft Foods Group 144A 5.00% 6/4/42	60,000	70,361
Laboratory Corporation of America Holdings
2.20% 8/23/17	15,000	15,477
3.75% 8/23/22	65,000	69,239
Quest Diagnostics 4.70% 4/1/21	45,000	50,856
Reynolds American
3.25% 11/1/22	35,000	35,475
4.75% 11/1/42	25,000	25,570
#SABMiller Holdings 144A 3.75% 1/15/22	200,000	220,399
Safeway 4.75% 12/1/21	45,000	47,158
Tyson Foods 4.50% 6/15/22	5,000	5,325
#Woolworths 144A 3.15% 4/12/16	40,000	41,805
Yale University 2.90% 10/15/14	20,000	20,957
Zimmer Holdings 4.625% 11/30/19	75,000	85,995
		1,070,715
Electric – 1.51%
CenterPoint Energy 5.95% 2/1/17	25,000	29,226
Consumers Energy 2.85% 5/15/22	30,000	31,878
Great Plains Energy 5.292% 6/15/22	40,000	45,943
•Integrys Energy Group 6.11% 12/1/66	35,000	36,783
LG&E & KU Energy
3.75% 11/15/20	55,000	57,083
4.375% 10/1/21	30,000	33,175
PPL Capital Funding
3.50% 12/1/22	10,000	10,290
4.20% 6/15/22	10,000	10,769
PPL Electric Utilities 3.00% 9/15/21	20,000	21,346
SCANA 4.125% 2/1/22	115,000	120,989
•Wisconsin Energy 6.25% 5/15/67	60,000	64,414
		461,896
Energy – 2.28%
Petrobras International Finance
3.875% 1/27/16	30,000	32,020
5.375% 1/27/21	80,000	91,124
Pride International 6.875% 8/15/20	80,000	103,020
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	58,176	64,343
Talisman Energy 5.50% 5/15/42	65,000	76,047
Transocean
2.50% 10/15/17	50,000	50,698
3.80% 10/15/22	25,000	25,622
5.05% 12/15/16	70,000	78,473
Weatherford International
4.50% 4/15/22	50,000	53,331
9.625% 3/1/19	35,000	46,426
#Woodside Finance 144A
8.125% 3/1/14	30,000	32,691
8.75% 3/1/19	30,000	40,202
		693,997
Financials – 0.58%
General Electric Capital
5.55% 5/4/20	30,000	35,743
5.625% 5/1/18	10,000	11,893
5.875% 1/14/38	30,000	37,069
6.00% 8/7/19	75,000	92,000
		176,705
Insurance – 2.70%
Alleghany 4.95% 6/27/22	25,000	27,942
American International Group 6.40% 12/15/20	135,000	166,064
•Chubb 6.375% 3/29/67	35,000	38,150
#Highmark 144A
4.75% 5/15/21	20,000	20,463
6.125% 5/15/41	5,000	5,255
#ING 144A 5.50% 7/15/22	50,000	54,460
#Liberty Mutual Group 144A
4.95% 5/1/22	35,000	38,295
6.50% 5/1/42	30,000	34,310
MetLife 6.817% 8/15/18	185,000	234,082

Montpelier Re Holdings 4.70% 10/15/22	25,000	25,677
Prudential Financial
3.875% 1/14/15	20,000	21,277
6.00% 12/1/17	40,000	48,433
WellPoint
1.875% 1/15/18	60,000	60,876
3.30% 1/15/23	45,000	46,648
		821,932
Natural Gas – 1.90%
Energy Transfer Partners 9.70% 3/15/19	18,000	24,263
Enterprise Products Operating 9.75% 1/31/14	70,000	77,652
#GDF Suez 144A 2.875% 10/10/22	30,000	30,190
Kinder Morgan Energy Partners
3.45% 2/15/23	25,000	26,276
9.00% 2/1/19	50,000	67,762
ONEOK Partners 2.00% 10/1/17	60,000	61,299
Plains All American Pipeline 8.75% 5/1/19	45,000	61,102
Sempra Energy 2.875% 10/1/22	45,000	46,228
Southern Natural Gas 4.40% 6/15/21	20,000	22,414
•TransCanada Pipelines 6.35% 5/15/67	55,000	59,163
Williams Partners 7.25% 2/1/17	85,000	104,643
		580,992
Real Estate – 1.93%
Alexandria Real Estate Equities 4.60% 4/1/22	65,000	70,502
American Tower 4.70% 3/15/22	45,000	49,803
Boston Properties 3.85% 2/1/23	35,000	37,831
Brandywine Operating Partnership 4.95% 4/15/18	30,000	32,934
BRE Properties 3.375% 1/15/23	30,000	30,162
Digital Realty Trust
5.25% 3/15/21	40,000	45,310
5.875% 2/1/20	35,000	40,781
Liberty Property 4.125% 6/15/22	20,000	21,301
Mack-Cali Realty 4.50% 4/18/22	30,000	32,351
Realty Income
2.00% 1/31/18	20,000	20,195
3.25% 10/15/22	20,000	20,065
Regency Centers
4.80% 4/15/21	15,000	16,809
5.875% 6/15/17	14,000	16,251
UDR 4.625% 1/10/22	80,000	89,381
#WEA Finance 144A
3.375% 10/3/22	25,000	25,388
4.625% 5/10/21	35,000	38,588
		587,652
Technology – 1.01%
Motorola Solutions 3.75% 5/15/22	65,000	67,747
National Semiconductor 6.60% 6/15/17	50,000	62,127
Oracle 2.50% 10/15/22	65,000	66,318
#Seagate Technology International 144A 10.00% 5/1/14	25,000	27,250
Symantec 4.20% 9/15/20	20,000	21,292
Xerox 6.35% 5/15/18	55,000	64,535
		309,269
Transportation – 0.51%
#ERAC USA Finance 144A
2.75% 3/15/17	60,000	62,792
3.30% 10/15/22	30,000	30,353
#Penske Truck Leasing 144A
3.375% 3/15/18	15,000	14,952
4.875% 7/11/22	45,000	46,093
		154,190
Total Corporate Bonds (cost $8,095,116)		8,588,911

Non-Agency Asset-Backed Securities – 3.21%
•Ally Master Owner Trust Series 2011-1 A1 1.084% 1/15/16	100,000	100,757
•American Express Credit Account Master Trust Series 2011-1 A 0.384% 4/17/17	100,000	100,219
Bank of America Auto Trust Series 2012-1 A3 0.78% 6/15/16	70,000	70,385
BMW Vehicle Lease Trust Series 2012-1 A3 0.75% 2/20/15	90,000	90,579
•Capital One Multi-Asset Execution Trust Series 2004-A1 A1 0.424% 12/15/16	80,000	80,158
•Citibank Credit Card Issuance Trust Series 2008-A6 A6 1.411% 5/22/17	115,000	118,266
•General Electric Dealer Floorplan Master Note Trust Series 2012-2 A 0.961% 4/22/19	155,000	156,659

John Deere Owner Trust Series 2011-A A4 1.96% 4/16/18	35,000	35,875
Mid-State Trust Series 11 A1 4.864% 7/15/38	23,972	24,730
•#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.364% 1/15/15	45,000	45,092
•#Volkswagen Credit Auto Master Owner Trust Series 2011-1A 144A 0.891% 9/20/16	120,000	120,790
World Omni Automobile Lease Securitization Trust Series 2012-A A3 0.93% 11/16/15	35,000	35,237
Total Non-Agency Asset-Backed Securities (cost $971,986)		978,747

ΔRegional Bonds – 0.34%
Canada – 0.34%
Province of British Columbia 2.00% 10/23/22	60,000	59,887
Province of Manitoba 2.10% 9/6/22	45,000	45,156
Total Regional Bonds (cost $104,669)		105,043

U.S. Treasury Obligations – 26.21%
U.S. Treasury Bond 3.00% 5/15/42	1,081,000	1,116,808
U.S. Treasury Notes
0.25% 3/31/14	725,000	725,142
0.75% 10/31/17	3,455,000	3,461,478
1.625% 8/15/22	2,705,000	2,690,631
Total U.S. Treasury Obligations (cost $7,980,166)		7,994,059

	Number of
	Shares
Preferred Stock – 0.26%
Alabama Power 5.625%	825	21,062
BB&T 5.85%	775	20,328
•PNC Financial Services Group 8.25%	35,000	36,425
Total Preferred Stock (cost $69,852)		77,815

	Number of
	Contracts
Option Purchased – 0.01%
Call Option – 0.01%
U.S. 10 yr Futures Option, strike price $15.63, expires 11/23/12 (AFI)	26	2,031
Total Option Purchased (cost $6,980)		2,031

	Principal
	Amount (U.S. $)
Short-Term Investments – 29.51%
≠Discount Note – 1.93%
Federal Home Loan Bank 0.095% 11/28/12	$588,273	588,242
		588,242
Repurchase Agreements – 23.61%
Bank of America 0.24%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price $2,790,302
(collateralized by U.S. government obligations 0.00%-1.25%
1/10/13-8/31/16; market value $2,846,089)	2,790,283	2,790,283

BNP Paribas 0.28%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price $4,410,751
(collateralized by U.S. government obligations 0.00-2.00%
1/24/13-4/15/16; market value $4,498,931)	4,410,717	4,410,717
		7,201,000
≠U.S. Treasury Bill – 3.97%
U.S. Treasury Bill 0.05% 11/15/12	1,211,503	1,211,476
		1,211,476
Total Short-Term Investments (cost $9,000,695)		9,000,718

Total Value of Securities – 124.58%
(cost $37,301,436)		37,996,978
Liabilities Net of Receivables and Other Assets – (24.58%)		(7,497,849	)z
Net Assets Applicable to 2,712,005 Shares Outstanding – 100.00%		$30,499,129

•Variable rate security. The rate shown is the rate as of October 31, 2012. Interest rates reset periodically.
tPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2012, the aggregate value of Rule 144A securities was $1,455,599 which represented 4.77% of the Fund’s net assets. See Note 5 in “Notes.”
ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at the time of purchase.
zOf this amount, $5,802,056 represents payable for securities purchased as of October 31, 2012.

Summary of Abbreviations:
AFI – Advantage Futures Inc.
ARM – Adjustable Rate Mortgage
BAML – Bank of America Merrill Lynch
GNMA – Government National Mortgage Association
NCUA – National Credit Union Administration
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds (Trust) – Delaware Core Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Options on futures contracts are valued at the daily quoted settlement prices. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on October 31, 2012.

To Be Announced Trades (TBA) – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At October 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$37,317,699
Aggregate unrealized appreciation	$732,931
Aggregate unrealized depreciation	(53,652)
Net unrealized appreciation	$679,279

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value securities)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$12,192,302	$36,099	$12,228,401
Corporate Debt	-	8,588,911	-	8,588,911
Foreign Debt	-	105,043	-	105,043
Short-Term Investments	-	9,000,718	-	9,000,718
Preferred Stock	41,390	36,425	-	77,815
Options Purchased	2,031	-	-	2,031
U.S. Treasury Obligations	-	7,994,059	-	7,994,059
Total	$43,421	$37,917,458	$36,099	$37,996,978

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

During the period ended October 31, 2012, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund’s net assets at the end of the period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Options Contracts – During the period ended October 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the period ended October 31, 2012, the Fund had no securities out on loan.

5. Credit and Market Risk
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities maybe more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2012, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to October 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Diversified Floating Rate Fund

October 31, 2012

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations – 1.23%
•Fannie Mae REMICs
Series 2004-36 FA 0.611% 5/25/34	USD	82,788	$83,226
Series 2005-66 FD 0.511% 7/25/35		98,221	98,400
Series 2005-106 QF 0.721% 12/25/35		585,604	591,078
Series 2006-105 FB 0.631% 11/25/36		123,834	124,655
Series 2007-109 NF 0.761% 12/25/37		44,836	45,335
•Freddie Mac REMICs
Series 3067 FA 0.564% 11/15/35		211,572	212,449
Series 3239 EF 0.564% 11/15/36		192,939	193,721
Series 3241 FM 0.594% 11/15/36		25,755	25,886
Series 3780 LF 0.614% 3/15/29		38,737	38,793
Total Agency Collateralized Mortgage Obligations (cost $1,398,694)			1,413,543

Agency Mortgage-Backed Securities – 0.04%
Fannie Mae S.F. 20 yr 5.50% 12/1/29		13,924	15,287
•Freddie Mac ARM 2.375% 2/1/35		27,979	29,752
Total Agency Mortgage-Backed Securities (cost $44,858)			45,039

Commercial Mortgage-Backed Securities – 0.90%
•#American Tower Trust Series 2007-1A AFL 144A 0.404% 4/15/37		625,000	623,203
•#Goldman Sachs Mortgage Securities II Series 2011-GC3 C 144A 5.543% 3/10/44		200,000	227,301
JP Morgan Chase Commercial Mortgage Securities Series 2011-C5 A3 4.171% 8/15/46		165,000	188,694
Total Commercial Mortgage-Backed Securities (cost $995,387)			1,039,198

Convertible Bonds – 1.15%
L-3 Communications Holdings 3.00% exercise price $92.17, expiration date 8/1/35		310,000	312,325
Linear Technology 3.00% exercise price $42.72, expiration date 5/1/27		205,000	213,713
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		334,000	331,912
Mylan 3.75% exercise price $13.32, expiration date 9/10/15		19,000	37,656
PHH 4.00% exercise price $25.80, expiration date 9/1/14		365,000	401,727
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17		14,000	15,619
Steel Dynamics 5.125% exercise price $17.32, expiration date 6/15/14		5,000	5,341
Transocean 1.50% exercise price $158.97, expiration date 12/15/37		4,000	4,008
Total Convertible Bonds (cost $1,214,554)			1,322,301

Corporate Bonds – 58.76%
Advertising – 0.14%
Interpublic Group 4.00% 3/15/22		150,000	157,639
			157,639
Aerospace & Defense – 0.66%
•United Technologies 0.918% 6/1/15		750,000	759,785
			759,785
Agriculture – 0.11%
Reynolds American 3.25% 11/1/22		130,000	131,764
			131,764
Auto Manufacturers – 0.95%
•#Daimler Finance North America 144A 1.599% 9/13/13		690,000	694,872
•#Volkswagen International Finance 144A 1.126% 3/21/14		400,000	402,139
			1,097,011
Auto Parts & Equipment – 1.10%
Delphi 6.125% 5/15/21		265,000	294,150
•Johnson Controls 0.852% 2/4/14		974,000	978,179
			1,272,329
Banking – 13.18%
•Abbey National Treasury Services 1.893% 4/25/14		785,000	783,788
•#Australia & New Zealand Banking Group 144A 1.09% 1/10/14		350,000	352,235
Banco do Brasil 3.875% 10/10/22		200,000	199,900
#Banco Santander Chile 144A 3.875% 9/20/22		150,000	155,210
Bancolombia 5.125% 9/11/22		87,000	91,350
Bank of America
1.50% 10/9/15		360,000	360,667
•1.733% 1/30/14		180,000	181,646
3.75% 7/12/16		55,000	58,991
5.70% 1/24/22		110,000	131,112
•Bank of Montreal 0.783% 4/29/14		625,000	628,871
BBVA US Senior 4.664% 10/9/15		200,000	202,114
•Branch Banking & Trust
0.719% 9/13/16		775,000	753,925
0.734% 5/23/17		750,000	721,210

•Capital One Financial 1.49% 7/15/14		565,000	569,718
City National 5.25% 9/15/20		50,000	55,203
•#CoBank 144A 0.989% 6/15/22		75,000	61,478
•Fifth Third Bank 0.545% 5/17/13		700,000	699,746
•Fifth Third Capital Trust IV 6.50% 4/15/37		50,000	50,313
Goldman Sachs Group 3.30% 5/3/15		420,000	438,915
#HSBC Bank 144A 4.75% 1/19/21		300,000	347,591
HSBC Holdings 4.00% 3/30/22		105,000	115,251
•JPMorgan Chase
0.729% 6/13/16		650,000	629,743
0.985% 10/15/15		1,000,000	1,000,450
Morgan Stanley 4.875% 11/1/22		150,000	151,938
•#National Australia Bank 144A 1.067% 4/11/14		990,000	996,242
•National City Bank 0.78% 6/7/17		500,000	486,537
•PNC Funding 0.513% 1/31/14		685,000	685,198
Regions Financial 5.75% 6/15/15		140,000	153,650
Santander Holdings USA 3.00% 9/24/15		350,000	356,946
•#Standard Chartered 144A 1.388% 5/12/14		500,000	500,203
•SunTrust Bank 0.721% 8/24/15		985,000	953,200
•#Swedbank 144A 0.79% 1/14/13		100,000	100,020
•U.S. Bank 0.62% 10/14/14		420,000	419,404
US Bancorp 2.95% 7/15/22		75,000	77,536
•USB Capital IX 3.50% 10/29/49		440,000	395,507
•Wachovia 0.71% 10/15/16		1,005,000	978,590
Zions Bancorp
4.50% 3/27/17		315,000	329,909
7.75% 9/23/14		15,000	16,535
			15,190,842
Basic Industry – 0.42%
ArcelorMittal 6.50% 2/25/22		290,000	285,386
#Samarco Mineracao 144A 4.125% 11/1/22		200,000	200,262
			485,648
Beverages – 1.18%
•Anheuser-Busch InBev Worldwide 0.70% 7/14/14		350,000	351,936
•Coca-Cola Enterprises 0.734% 2/18/14		550,000	551,446
#Heineken 144A 2.75% 4/1/23		300,000	303,776
#Pernod-Ricard 144A 2.95% 1/15/17		150,000	158,361
			1,365,519
Biotechnology – 0.21%
Celgene 3.25% 8/15/22		230,000	237,577
			237,577
Building & Materials – 0.15%
•#Cemex SAB de CV 144A 5.362% 9/30/15		175,000	171,063
			171,063
Chemicals – 1.92%
Cabot
2.55% 1/15/18		190,000	195,698
3.70% 7/15/22		20,000	20,623
CF Industries
6.875% 5/1/18		30,000	36,883
7.125% 5/1/20		250,000	317,344
Dow Chemical 8.55% 5/15/19		140,000	190,106
•duPont (E.I.) deNemours 0.789% 3/25/14		920,000	925,287
LyondellBasell Industries 5.75% 4/15/24		270,000	313,875
#Mexichem SAB de CV 144A 4.875% 9/19/22		200,000	212,000
			2,211,816
Commercial Services – 0.58%
#Korea Expressway 144A 1.875% 10/22/17		200,000	198,249
•Western Union 0.99% 3/7/13		475,000	476,068
			674,317
Diversified Financial Services – 6.81%
•#American Honda Finance 144A 0.785% 6/18/14		250,000	250,959
•Bear Stearns 3.557% 4/24/14	AUD	100,000	103,035
#CDP Financial 144A 4.40% 11/25/19	USD	250,000	289,991
#Crown Castle Towers 144A 4.883% 8/15/20		685,000	784,053
#ERAC USA Finance 144A
3.30% 10/15/22		200,000	202,354
5.25% 10/1/20		120,000	137,863
Ford Motor Credit 3.00% 6/12/17		310,000	317,374
General Electric Capital
•1.373% 9/23/13		168,000	169,438
#144A 3.80% 6/18/19		250,000	267,188
5.55% 5/4/20		680,000	810,180
5.625% 5/1/18		35,000	41,624
•7.125% 12/15/49		100,000	114,867
#Hyundai Capital America 144A 4.00% 6/8/17		310,000	335,466
International Lease Finance
5.875% 4/1/19		40,000	42,577
6.25% 5/15/19		360,000	389,790

•John Deere Capital
0.443% 10/8/14	1,500,000	1,502,238
0.465% 4/25/14	500,000	501,029
•#MassMutual Global Funding II 144A 0.864% 9/27/13	300,000	301,455
•PACCAR Financial 0.664% 6/5/14	670,000	672,370
#Temasek Financial I 144A 2.375% 1/23/23	250,000	247,643
#TNK-BP Finance 144A 7.50% 7/18/16	100,000	114,735
•#USB Realty 144A 1.487% 12/22/49	300,000	253,785
		7,850,014
Electric – 6.07%
Ameren Illinois 9.75% 11/15/18	165,000	229,419
•Appalachian Power 0.81% 8/16/13	1,015,000	1,016,458
#APT Pipelines 144A 3.875% 10/11/22	85,000	84,887
Commonwealth Edison 1.95% 9/1/16	200,000	207,183
•DTE Energy 1.118% 6/3/13	900,000	902,285
#GDF Suez 144A 2.875% 10/10/22	120,000	120,758
•`Georgia Power
0.61% 1/15/13	250,000	250,042
0.709% 3/15/13	342,000	342,155
Great Plains Energy 5.292% 6/15/22	155,000	178,030
•Integrys Energy Group 6.11% 12/1/66	125,000	131,368
#Korea Hydro & Nuclear Power 144A 3.00% 9/19/22	200,000	200,734
LG&E & KU Energy 3.75% 11/15/20	350,000	363,254
•NextEra Energy Capital Holdings
0.838% 11/9/12	1,510,000	1,510,077
6.35% 10/1/66	190,000	201,574
•Northeast Utilities 1.129% 9/20/13	400,000	402,232
PPL Capital Funding
3.50% 12/1/22	15,000	15,435
4.20% 6/15/22	40,000	43,076
•6.70% 3/30/67	70,000	73,833
SCANA 4.125% 2/1/22	105,000	110,468
•Southern California Edison 0.839% 9/15/14	440,000	443,048
•Wisconsin Energy 6.25% 5/15/67	155,000	166,402
		6,992,718
Electrical Components & Equipment – 0.20%
Energizer Holdings 4.70% 5/24/22	215,000	231,072
		231,072
Electronics – 1.29%
National Semiconductor 6.60% 6/15/17	310,000	385,185
#Samsung Electronics America 144A 1.75% 4/10/17	200,000	202,406
•Texas Instruments 0.615% 5/15/13	900,000	901,707
		1,489,298
Food – 1.97%
#Brasil Foods 144A 5.875% 6/6/22	200,000	225,500
•Campbell Soup 0.743% 8/1/14	1,030,000	1,034,908
•General Mills 0.787% 5/16/14	780,000	783,646
Safeway 4.75% 12/1/21	155,000	162,433
Tyson Foods 4.50% 6/15/22	65,000	69,225
		2,275,712
Forest Products & Paper – 0.46%
Domtar 4.40% 4/1/22	50,000	51,789
Georgia-Pacific 8.00% 1/15/24	250,000	351,699
International Paper 4.75% 2/15/22	110,000	125,489
		528,977
Gas – 0.77%
CenterPoint Energy 6.50% 5/1/18	150,000	182,831
•Sempra Energy 1.149% 3/15/14	700,000	703,980
		886,811
Healthcare Products – 0.03%
•Universal Hospital Services 4.111% 6/1/15	35,000	34,694
		34,694
Healthcare Services – 1.26%
Laboratory Corporation of America Holdings 2.20% 8/23/17	75,000	77,387
•Quest Diagnostics 1.223% 3/24/14	1,115,000	1,123,066
•Select Medical Holdings 6.429% 9/15/15	50,000	49,875
WellPoint 3.30% 1/15/23	190,000	196,959
		1,447,287
Insurance – 2.96%
Alleghany 4.95% 6/27/22	80,000	89,415
American International Group 6.40% 12/15/20	20,000	24,602
•Berkshire Hathaway Finance 0.68% 1/10/14	820,000	823,641
•Chubb 6.375% 3/29/67	260,000	283,400
#ING US 144A 5.50% 7/15/22	185,000	201,501
#Liberty Mutual Group 144A 4.95% 5/1/22	120,000	131,298
•#MetLife Institutional Funding II 144A 1.254% 4/4/14	1,150,000	1,160,516
#Metropolitan Life Global Funding I 144A 3.875% 4/11/22	100,000	110,507

Montpelier Re Holdings 4.70% 10/15/22	100,000	102,707
•#New York Life Global Funding 144A 0.614% 4/4/14	485,000	486,257
		3,413,844
Internet – 0.18%
#Tencent Holdings 144A 3.375% 3/5/18	200,000	204,512
		204,512
Lodging – 0.05%
Wyndham Worldwide 4.25% 3/1/22	55,000	57,481
		57,481
Media – 0.70%
DIRECTV Holdings 3.80% 3/15/22	110,000	114,837
NBCUniversal Media 2.875% 1/15/23	65,000	65,655
Time Warner Cable
5.85% 5/1/17	160,000	191,644
8.25% 4/1/19	125,000	169,228
#Vivendi 144A 6.625% 4/4/18	230,000	267,128
		808,492
Mining – 0.95%
Alcoa
5.40% 4/15/21	115,000	119,248
6.75% 7/15/18	115,000	132,917
#Anglo American Capital 144A 2.625% 9/27/17	400,000	401,338
Barrick Gold 3.85% 4/1/22	85,000	90,802
Rio Tinto Finance USA 2.875% 8/21/22	270,000	272,619
Teck Resources 3.75% 2/1/23	80,000	81,216
		1,098,140
Miscellaneous Manufacturing – 1.81%
•Danaher 0.626% 6/21/13	1,265,000	1,267,950
Tyco Electronics Group 1.60% 2/3/15	110,000	111,756
•VF 1.184% 8/23/13	700,000	704,265
		2,083,971
Oil & Gas – 4.53%
•BP Capital Markets 1.008% 3/11/14	983,000	990,498
#CNOOC Finance 2012 144A 3.875% 5/2/22	200,000	215,149
Ecopetrol 7.625% 7/23/19	185,000	240,500
Lukoil International Finance 6.125% 11/9/20	200,000	227,800
#Pertamina Persero 144A 4.875% 5/3/22	200,000	218,000
Petrobras International Finance
3.875% 1/27/16	370,000	394,914
5.375% 1/27/21	136,000	154,912
Petrohawk Energy
7.25% 8/15/18	40,000	45,653
7.875% 6/1/15	450,000	469,396
Petroleos Mexicanos 4.875% 1/24/22	290,000	325,525
#PTT 144A 3.375% 10/25/22	200,000	197,812
•#Schlumberger Investment 144A 0.954% 9/12/14	470,000	472,828
•Total Capital Canada 0.71% 1/17/14	470,000	472,540
Transocean
3.80% 10/15/22	260,000	266,464
5.05% 12/15/16	225,000	252,234
Weatherford International 4.50% 4/15/22	255,000	271,990
		5,216,215
Pharmaceuticals – 0.57%
•DENTSPLY International 1.935% 8/15/13	650,000	653,136
		653,136
Pipelines – 1.21%
El Paso Pipeline Partners Operating 6.50% 4/1/20	120,000	147,533
•Enbridge Energy Partners 8.05% 10/1/37	511,000	584,417
Energy Transfer Partners 8.50% 4/15/14	145,000	159,470
•Enterprise Products Operating 7.034% 1/15/68	250,000	285,940
Kinder Morgan Energy Partners 3.45% 2/15/23	65,000	68,317
•TransCanada PipeLines 6.35% 5/15/67	135,000	145,218
		1,390,895
Real Estate – 0.90%
Alexandria Real Estate Equities 4.60% 4/1/22	80,000	86,772
American Tower 4.70% 3/15/22	25,000	27,669
DDR 4.625% 7/15/22	40,000	44,403
Digital Realty Trust 5.25% 3/15/21	310,000	351,155
Host Hotels & Resorts
4.75% 3/1/23	40,000	42,600
5.25% 3/15/22	195,000	216,450
Liberty Property 4.125% 6/15/22	70,000	74,554
Mack-Cali Realty 4.50% 4/18/22	100,000	107,838
#WEA Finance 144A 3.375% 10/3/22	85,000	86,318
		1,037,759
Retail – 1.23%
Darden Restaurants 3.35% 11/1/22	205,000	205,666
Dollar General 4.125% 7/15/17	30,000	31,500

#QVC 144A 5.125% 7/2/22	160,000	167,613
Walgreen
•0.899% 3/13/14	800,000	802,503
3.10% 9/15/22	205,000	209,179
		1,416,461
Technology – 0.76%
Fiserv 3.50% 10/1/22	95,000	96,867
•Hewlett-Packard 0.823% 5/30/14	75,000	74,201
Oracle
2.50% 10/15/22	225,000	229,563
5.75% 4/15/18	15,000	18,489
#Seagate Technology International 144A 10.00% 5/1/14	126,000	137,340
Xerox
•1.799% 9/13/13	300,000	302,416
6.35% 5/15/18	10,000	11,734
		870,610
Telecommunications – 3.26%
America Movil SAB de CV 3.125% 7/16/22	215,000	222,243
•British Telecommunications 1.504% 12/20/13	300,000	302,077
CenturyLink 5.80% 3/15/22	225,000	237,260
#Digicel Group 144A 8.25% 9/30/20	200,000	216,500
Motorola Solutions 3.75% 5/15/22	460,000	479,441
#Oi 144A 5.75% 2/10/22	205,000	221,913
Qwest 6.75% 12/1/21	50,000	59,906
#SK Telecom 144A 2.125% 5/1/18	200,000	200,088
#Telefonica Chile 144A 3.875% 10/12/22	200,000	199,189
•Telefonica Emisiones 0.772% 2/4/13	505,000	503,701
Verizon Communications 2.00% 11/1/16	185,000	193,550
•#VimpelCom Holdings 144A 4.362% 6/29/14	265,000	266,847
Virgin Media Secured Finance 6.50% 1/15/18	550,000	599,499
#Vivendi 144A 3.45% 1/12/18	55,000	56,359
		3,758,573
Trucking & Leasing – 0.19%
#Penske Truck Leasing 144A
3.375% 3/15/18	20,000	19,937
3.75% 5/11/17	200,000	204,421
		224,358
Total Corporate Bonds (cost $66,163,806)		67,726,340

Municipal Bonds – 2.18%
•Connecticut State Series A 1.76% 3/1/21	750,000	757,583
•Kentucky Higher Education Student Loan Revenue Series A-1 0.945% 5/1/20	35,000	34,822
•Missouri Higher Education Loan Authority Student Revenue Series A-1 1.277% 8/27/29	52,644	52,740
•New Jersey Economic Development Authority Revenue (Build America Bonds) 1.389% 6/15/13	75,000	75,185
•New Mexico Educational Assistance Foundation Series A-3 1.618% 12/1/38	120,000	119,992
•North Texas Higher Education Authority Student Loan Revenue
Series A-1 1.561% 4/1/40	318,417	325,871
Series A-2 1.26% 7/1/30	75,000	75,127
•Oklahoma State Student Loan Authority Revenue
Series 1 1.498% 6/1/40	958,547	974,668
Series A-2A 1.511% 9/1/37	95,000	94,213
Total Municipal Bonds (cost $2,479,608)		2,510,201

Non-Agency Asset-Backed Securities – 2.39%
•Ally Master Owner Trust Series 2010-4 A 1.284% 8/15/17	100,000	101,740
•#Avenue CLO Fund Series 2007-6A A1 144A 0.555% 7/17/19	238,769	230,672
•Bank of America Credit Card Trust Series 2007-A6 A6 0.274% 9/15/16	250,000	250,142
•#Ford Credit Floorplan Master Owner Trust Series 2010-3 A2 144A 1.914% 2/15/17	400,000	412,500
General Electric Capital Credit Card Master Note Trust Series 2012-6 A 1.36% 8/17/20	100,000	100,953
#Golden Credit Card Trust Series 2012-5A A 144A 0.79% 9/15/17	120,000	120,000
•#LCM Series 6A A 144A 0.657% 5/28/19	500,000	478,075
#Master Credit Card Trust Series 2012-2A A 144A 0.78% 4/21/17	120,000	119,976
•#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.364% 1/15/15	165,000	165,338
•#NYLIM Flatiron CLO Series 2006-1A A2A 144A 0.659% 8/8/20	500,000	482,825
•#Trafigura Securitisation Finance Series 2012-1A A 144A 2.614% 10/15/15	80,000	81,300
•#Victoria Falls Series 2005-1A A2 144A 0.765% 2/17/17	211,547	208,689
Total Non-Agency Asset-Backed Securities (cost $2,736,628)		2,752,210

«Senior Secured Loans – 28.58%
Allied Security Holdings Tranche 2L 8.50% 1/21/18	150,000	150,656
Avaya
Tranche B1 3.034 10/24/14	349,075	340,250
Tranche B3 4.814% 10/27/17	109,075	97,698
Bausch & Lomb Tranche B 4.75% 4/17/19	982,538	995,173
BNY ConvergEx Group
8.75% 11/29/17	131,532	122,709
8.75% 12/16/17	313,468	292,440
Brickman Group Holdings Tranche B1 5.50% 10/14/16	588,517	596,609

Brock Holdings III
10.00% 2/15/18	345,000	348,450
Tranche B 6.00% 2/15/17	328,944	330,486
Burlington Coat Factory Warehouse 5.75% 5/1/17	727,519	734,682
Caesars Entertainment Operating Tranche B6 5.494% 1/28/18	697,000	626,694
Charter Communications Operating Tranche C 3.62% 9/6/16	16,786	16,886
Chesapeake Energy 8.50% 12/2/17	50,297	50,440
Chrysler Group 6.00% 5/24/17	883,014	903,862
Clear Channel Communications
Tranche A 3.639% 7/30/14	535,432	521,712
Tranche B 3.889% 1/29/16	632,998	522,227
CPG International 5.75% 9/14/19	140,000	140,525
Cricket Communications Tranche 3.50% B 9/24/19	145,000	145,816
David’s Bridal Tranche B 5.25% 9/25/19	145,000	144,955
Delos Aircraft 4.75% 3/17/16	160,000	162,400
Delta Air Lines Tranche B 5.50% 4/20/17	739,384	741,325
Deltek
6.00% 8/26/17	145,000	146,269
10.00% 8/28/17	25,000	25,438
Dynegy Power 9.25% 8/5/16	321,044	335,691
Emdeon Tranche B 5.00% 11/2/18	893,261	905,097
Equipower Resources Holdings
1st Lien 6.50% 11/23/18	214,463	216,339
2nd Lien 10.00% 5/23/19	145,000	148,323
Essar Steel Algoma 8.75% 9/12/14	150,000	151,875
First Data 5.00% 3/24/17	101,848	100,447
Generac Power Systems Tranche B 6.25% 5/30/18	159,600	163,391
GenOn Energy Tranche B 6.00% 12/3/17	780,139	788,432
Getty Images Tranche B 4.75% 9/19/19	270,000	271,237
Goodman Global Tranche B 5.75% 10/28/16	237,596	238,487
Gray Television 4.75% 10/11/19	290,000	291,114
Hologic Tranche B 4.50% 4/29/19	349,125	353,707
Houghton International Tranche B 6.75% 1/11/16	295,105	298,056
IASIS Healthcare Tranche B 5.00% 5/3/18	885,756	889,356
Immucor 5.75% 8/9/19	1,004,869	1,016,591
Ineos US Finance 6.50% 5/4/18	287,952	292,390
Infor US Tranche B2 4.00% 4/5/18	379,050	383,966
Kinetic Concepts Tranche B 7.00% 1/12/18	942,875	956,599
Landry's Tranche B 6.50% 3/22/18	975,100	986,986
Level 3 Financing Tranche B 1st Lien 4.75% 8/1/19	775,000	780,952
MModal Tranche B 6.75% 7/2/19	175,000	173,980
MTL Publishing Tranche B 5.50% 11/14/17	319,200	323,988
MultiPlan Tranche 4.75% 8/26/17	401,550	403,975
Nuveen Investments
5.863% 5/13/17	260,826	261,112
8.25% 3/1/19	620,000	632,400
1st Lien 5.96% 5/13/17	175,000	174,956
NXP 5.25% 2/13/19	721,375	731,294
Offshore Group Investment Tranche B 6.25% 10/17/17	1,180,000	1,146,286
OSI Restaurant Partners Tranche B 1st Lien 3.50% 10/5/19	405,000	407,659
Par Pharmaceutical Tranche B 5.00% 8/2/19	275,000	274,685
Party City Holdings Tranche B 5.75% 7/10/19	175,000	176,947
Peninsula Gaming Tranche B 5.75% 5/16/17	230,000	233,020
Penn National Gaming Tranche B 3.75%7/14/18	800,000	805,000
PF Chang’s China Bistro Tranche B 6.25% 5/15/19	150,000	152,625
PQ
6.74% 7/30/15	495,000	492,525
1st Lien 3.25% 7/30/14	5,000	4,995
Protection One 5.75% 3/31/19	417,900	422,211
Remy International Tranche B 6.25% 12/16/16	187,023	188,271
Reynolds Group Holdings 1st Lien 4.75% 9/21/18	580,000	583,118
Reynolds & Reynolds Tranche B 3.75% 4/21/18	358,839	361,195
RPI Finance Trust Tranche B 3.50% 5/10/18	1,158,449	1,160,140
Samson Investment 2nd Lien 6.00% 9/10/18	180,000	181,913
Sensus USA 2nd Lien 8.50% 4/13/18	565,000	567,119
Seven Seas Cruises Tranche B 6.25% 2/16/19	175,000	178,281
Sophia Tranche B 6.25% 6/5/18	225,641	228,884
SUPERVALU Tranche B 8.00% 8/1/18	104,738	105,712
Swift Transportation Tranche B2 1.25% 12/15/17	302,770	305,751
Taminco Global Chemical 5.25% 2/15/19	64,488	65,262
Toys R US Tranche B 6.00% 9/1/16	642,951	642,951
Truven Health Analytics Tranche B 6.75% 6/6/19	309,225	309,998
Univision Communications 4.489% 3/31/17	143,848	140,949
US TelePacific 5.75% 2/10/17	543,387	535,508
Visant 5.25% 12/22/16	148,500	142,622
Walter Energy Tranche B 4.00% 2/28/18	479,716	473,319
Warner Chilcott
Tranche B1 4.25% 3/15/18	58,970	59,265
Tranche B2 4.25% 3/15/18	21,369	21,476

WC Luxco Tranche B3 4.25% 3/15/18		29,383	29,530
West Tranche B6 5.75% 8/1/18		299,250	304,253
WideOpenWest Finance 1st Lien 6.25% 7/17/18		294,263	297,501
Windstream Tranche B3 4.00% 8/23/19		897,750	904,483
Yankee Candle 5.25% 3/2/19		159,200	160,759
Zayo Group Tranche B 1st Lien 5.25% 7/2/19		450,000	452,700
Total Senior Secured Loans (cost $32,448,950)			32,945,356

ΔSovereign Bonds – 1.30%
Brazil – 0.38%
Brazil Notas do Tesouro Nacional Series B 6.00% 5/15/15	BRL	36,000	434,408
			434,408
Columbia – 0.21%
•Colombia Government International Bond 2.237% 11/16/15	USD	240,000	242,520
			242,520
Mexico – 0.18%
Mexican Bonos 8.00% 12/17/15	MXN	2,550,000	211,075
			211,075
Sri Lanka – 0.19%
#Sri Lanka Government International Bond 144A 5.875% 7/25/22	USD	200,000	220,000
			220,000
South Africa – 0.34%
South Africa Government Inflation-Linked Bond 2.75% 1/31/22	ZAR	2,987,793	395,990
			395,990
Total Sovereign Bonds (cost $1,578,300)			1,503,993

Supranational Bank – 0.09%
Corp Andina de Fomento 4.375% 6/15/22	USD	100,000	109,238
Total Supranational Bank (cost $107,907)			109,238

U.S. Treasury Obligations – 0.54%
U.S. Treasury Inflation Indexed Bond 0.50% 4/15/15		526,215	550,059
U.S. Treasury Note 1.625% 8/15/22		70,000	69,628
Total U.S. Treasury Obligations (cost $622,025)			619,687

		Number of
		Shares
Preferred Stock – 0.18%
BB&T 5.85%		2,525	66,231
•PNC Financial Services Group 6.125%		5,000	140,000
Total Preferred Stock (cost $188,125)			206,231

		Number of
		Contracts
Option Purchased – 0.00%
Put Option – 0.00%
AUD, strike price $100.00, expires 11/16/12 (BAML)		299,000	69
Total Option Purchased (cost $2,945)			69

		Principal
		Amount°
Short-Term Investments – 3.84%
≠Discount Note – 0.16%
Federal Home Loan Bank 0.095% 11/28/12	USD	179,848	179,838
			179,838
Repurchase Agreements – 3.37%
Bank of America 0.24%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price $1,506,941
(collateralized by U.S. government obligations 0.00%-1.25%
1/10/13-8/31/16; market value $1,537,070)		1,506,931	1,506,931

BNP Paribas 0.28%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price $2,382,087
(collateralized by U.S. government obligations 0.00-2.00%
1/24/13-4/15/16; market value $2,429,710)		2,382,069	2,382,069
			3,889,000
≠U.S. Treasury Obligation – 0.31%
U.S. Treasury Bill 0.05% 11/15/12		363,230	363,222
			363,222
Total Short-Term Investments (cost $4,432,058)			4,432,060

Total Value of Securities – 101.18%
(cost $114,413,845)			116,625,466
«Liabilities Net of Receivables and Other Assets – (1.18%)			(1,361,151)
Net Assets Applicable to 13,321,302 Shares Outstanding – 100.00%			$115,264,315

°Principal amount shown is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of October 31, 2012. Interest rates reset periodically.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2012, the aggregate value of Rule 144A securities was $18,086,727, which represented 15.69% of the Fund's net assets. See Note 5 in "Notes."
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2012.
ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at time of purchase.
«Includes foreign currency valued at $649,212 with a cost of $647,590.

The following foreign currency exchange contracts and swap contracts were outstanding at October 31, 2012:1

Foreign Currency Exchange Contracts
						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	AUD	(106,779)	USD	110,215	12/14/12	$(174)
BAML	CAD	217,118	USD	(216,877)	12/14/12	253
BAML	EUR	40,745	USD	(52,719)	12/14/12	103
BAML	ZAR	(3,164,940)	USD	361,695	12/14/12	(913)
MSC	EUR	(542,384)	USD	700,488	12/14/12	(2,646)
						$(3,377)

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
BCLY	Financials 18.1 5 yr CDS	EUR	345,000	5.00%	12/20/17	$(9,186)
	ITRAXX Europe Subordinate
JPMC	Financials 18.1 5 yr CDS		215,000	5.00%	12/20/17	(2,539)
	ITRAXX Europe Crossover
JPMC	18.1 5 yr CDS		310,000	5.00%	12/20/17	(1,440)
	People’s Republic of China
MSC	5 yr CDS	USD	267,000	1.00%	12/20/16	(14,197)
						$(27,362)

Interest Rate Swap Contracts
			Fixed Interest	Floating Interest		Unrealized
Counterparty &	Notional		Rate Received	Rate Received	Termination	Appreciation
Referenced Obligation	Value		(Paid)	(Paid)	Date	(Depreciation)
JPMC
7 yr Interest Rate Swap	USD	5,400,000	(1.395%)	0.468%	6/8/19	$(61,449)
10 yr Interest Rate Swap		9,515,000	(1.763%)	0.404%	9/12/22	7,114
MSC
3 yr Interest Rate Swap		1,800,000	(0.635%)	0.461%	7/3/15	(7,042)
5 yr Interest Rate Swap		6,350,000	(0.793%)	0.448%	7/30/17	8,282
						$(53,095)

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL – Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
CLO – Collateralized Loan Obligation
EUR – European Monetary Unit
JPMC – JPMorgan Chase Bank
MSC – Morgan Stanley Capital
MXN – Mexican Peso
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds – Delaware Diversified Floating Rate Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other-party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on October 31, 2012.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2012, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$114,441,472
Aggregate unrealized appreciation	$2,545,105
Aggregate unrealized depreciation	(361,111)
Net unrealized appreciation	$2,183,994

For federal income tax purposes, at December 31, 2011, capital loss carryforwards of $37,551 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $37,551 expires in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At July 31, 2012, short-term losses of $1,432,790 will be carried forward under the Act.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$5,048,714	$201,276	$5,249,990
Corporate Debt	-	101,993,997	-	101,993,997
Foreign Debt	-	1,613,231	-	1,613,231
Municipal Bonds	-	2,510,201	-	2,510,201
U.S. Treasury Obligation	-	619,687	-	619,687
Preferred Stock	206,231	-	-	206,231
Short-Term Investments	-	4,432,060	-	4,432,060
Option Purchased	69	-	-	69
Total	$206,300	$116,217,890	$201,276	$116,625,466

Foreign Currency Exchange Contracts	$-	$(3,377)	$-	$(3,377)
Swap Contracts	-	(80,457)	-	(80,457)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

During the period ended October 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund’s net assets at the end of the period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Options Contracts – During the period ended October 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions,” financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Swap Contracts — The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended October 31, 2012, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund posted $430,000 as collateral for certain open derivatives and received $30,000 in securities collateral for certain open derivatives.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the period ended October 31, 2012, the Fund had no securities out on loan.

5. Credit and Market Risk
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of October 31, 2012, no securities have been determined be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no other material events or transactions occurred subsequent to October 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: